RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and the parties hereto intend that this Agreement be applicable to all registered closed-end funds that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”); and

WHEREAS, Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company; and

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)               In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)               In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)                 an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)              no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)            except as otherwise required, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c)               In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Alan Rooney	[Name of Fund]
First Trust Portfolios L.P.	c/o Aberdeen Standard Investments Inc.
120 E. Liberty Drive, Suite 400	Attn: Fund Compliance
Wheaton, IL 60187	1900 Market Street, Suite 200
Email: foflegal@ftportfolios.com	Philadelphia, PA 19103
Email: fundcompliance.us@abrdn.com

With a copy to:	With a copy to:

W. Scott Jardine, Esq.	[Name of Fund]
Attn: Legal Department	c/o Aberdeen Standard Investments Inc.
First Trust Portfolios L.P.	Attn: Legal Dept.
120 E. Liberty Drive, Suite 400	1900 Market Street, Suite 200
Wheaton, IL 60187	Philadelphia, PA 19103
Email: foflegal@ftportfolios.com	Email: legal.us@abrdn.com

5.	Term and Termination.

(a)               This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)               This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)               This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a)               This Agreement may not be assigned by either party without the prior written consent of the other.

(b)               This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended to add additional Acquired Funds upon notice to the Acquiring Fund in accordance with Section 4.

(c)               In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)               In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)               The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)                For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)               This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Each Closed-End Fund Listed on Exhibit A Hereto

By:	/s/ Lucia Sitar
Name:	Lucia Sitar
Title:	Vice President

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

Appendix A

Acquired Funds

Closed End Fund Name	Ticker
Aberdeen Emerging Markets Equity Income Fund, Inc.	AEF
Aberdeen Australia Equity Fund, Inc.	IAF
Aberdeen Asia-Pacific Income Fund, Inc.	FAX
Aberdeen Global Income Fund, Inc.	FCO
The India Fund, Inc.	IFN
Aberdeen Japan Equity Fund, Inc.	JEQ
Aberdeen Income Credit Strategies Fund	ACP
Aberdeen Global Dynamic Dividend Fund	AGD
Aberdeen Total Dynamic Dividend Fund	AOD
Aberdeen Global Premier Properties Fund	AWP

RULE 12d1-4
UNIT INVESTMENT TRUS T OF EXCHANGE-TRADED FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly , (each, an “Acquiring Fund”), and each open-end investment comp any registered under the Investment Comp any Act of 1940, as amended (the “1940 Act”) that is operating as an exchange-traded fund (each, an “ETF”) and advised by Aberdeen Standard Investments ETF Advisors LLC (the “Adviser”) that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each ETF is registered with the SEC as an open-end investment comp any under the 1940 Act, is advised by the Adviser and operates as an ETF, and each Acquired Fund is a series of the ETF;

WHEREAS, the parties hereto intend that this Agreement be applicable to all ETFs advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment comp any may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment comp any (and any comp any or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment comp any if the acquiring comp any (and any comp any or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”);

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may , from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)               In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)               In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)                 an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)               no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)             except as otherwise required, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c)               In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each p arty specified below or to such other person or address as such p arty may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Alan Rooney	abrdn ETFs
First Trust Portfolios L.P.	Attn: Fund Compliance
120 E. Liberty Drive, Suite 400	1900 Market Street, Suite 200
Wheaton, IL 60187	Philadelphia, PA 19103
Email: fundoffunds@ftportfolios.com	Email: fundcompliance.us@aberdeen-asset.com

With a copy to:	With a copy to:

W. Scott Jardine, Esq.	abrdn ETFs
Attn: Legal Department	Attn: Legal Dept.
First Trust Portfolios L.P.	1900 Market Street, Suite 200
120 E. Liberty Drive, Suite 400	Philadelphia, PA 19103
Wheaton, IL 60187	Email: legal.us@aberdeen-asset.com
Email: fundoffunds@ftportfolios.com

5.	Term and Termination.

(a)               This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)               This Agreement shall continue until terminated in writing by either party upon 60 day s’ notice to the other p arty. Upon termination of this Agreement with respect to an Acquired Fund, the respective Acquiring Fund may not purchase additional shares of the applicable Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)               This Agreement shall automatically terminate with respect to a p articular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a)               This Agreement may not be assigned by either party without the prior written consent of the other.

(b)               This Agreement may be amended only by a writing that is signed by each affected party ; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)               In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)               In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)               The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)                For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)               This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Exchange-Traded Funds advised by Aberdeen Standard Investments ETF Advisors LLC

By: Aberdeen Standard Investments ETF Advisors LLC on behalf of Acquired Funds

Name:	/s/ Adam Rezak
Title:	CCO

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

Appendix A Acquired Funds

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by AllianceBernstein L.P. (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)               In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)               In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)                 an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)               no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)            (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B) an Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than Echo Voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c) In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:
Alan Rooney First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	Vince Noto c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Email: vince.noto@alliancebernstein.com
With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	With a copy to: Emilie D. Wrapp, Esq. AllianceBernstein L.P. Attn: Legal Dept. 1345 Avenue of the Americas New York, NY 10105 Email: emilie.wrapp@alliancebernstein.com

5.	Term and Termination.

(a)               This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)               This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)               This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a)               This Agreement may not be assigned by either party without the prior written consent of the other.

(b)               This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)               In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)               In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)               The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)                For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)               This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Closed-end Funds advised by AllianceBernstein L.P.

By: AllianceBernstein L.P. on behalf of Acquired Funds

Name:	/s/ Emilie D. Wrapp
Title:	SVP/Assistant Secretary

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

Appendix A Acquired Funds

AllianceBernstein Global High Income Fund

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by Allspring Funds Management, LLC (the “Adviser”), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company;

WHEREAS, the Adviser and the parties hereto intend that this Agreement shall be applicable to all existing and future closed-end funds advised by the Adviser, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) of the 1940 Act in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)               In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)               In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)                 an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)               no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)            (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“echo voting”).

(B) An Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than echo voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least 30 days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)               In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) of the 1940 Act, the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) of the 1940 Act, the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:
Alan Rooney First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	Allspring Funds 525 Market Street, 12th Floor San Francisco, CA 94105 Attn: Johanne Castro Email: Johanne.F.Castro@allspring-global.com
With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	With a copy to: Matthew Prasse Attn: Legal Dept. 101 Seaport Boulevard, 11th Floor Boston, MA 02210 Email: Matthew.Prasse@allspring-global.com

5.	Term and Termination.

(a)               This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)               This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the 1940 Act Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)               This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a)                  This Agreement may not be assigned by either party without the prior written consent of the other.

(b)               This Agreement may be amended only by a writing that is signed by each affected party.

(c)               In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Trust.

(d)               In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)               The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)                For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)               This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Closed-end Funds advised by Allspring Funds Management, LLC

By: Allspring Funds Management, LLC on behalf of Acquired Funds

By:	/s/ Andrew Owen
Name:	Andrew Owen
Title:	President and CEO

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

RULE 12dl-4
FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT is entered into as of January 19, 2022, among FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each an “Acquiring Trust” and collectively, the “Acquiring Trusts”), each on behalf of its existing and future series that invests in an Acquired Fund as listed on Schedule A, as amended from time to time, severally and not jointly (each an “Acquiring Fund” and collectively, the “Acquiring Funds”), and ALPS ETF Trust, (“Acquired Trust”), each on behalf of its itself and its separate series listed on Schedule B, as amended from time to time or as such additional series are deemed to be added in the future, severally and not jointly (each, an “Acquired Fund” and collectively, the “Acquired Funds”).

WHEREAS, each Acquiring Fund and each Acquired Fund are registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an unit investment trust or a management company, respectively;

WHEREAS, Section 12(d)(l)(A) of the 1940 Act, in relevant part, limits the extent to which an investment company, and any company or companies controlled by such company, may invest in shares of registered investment companies, Section 12(d)(l)(B) limits the extent to which a registered open-end investment company, its principal underwriter or any registered brokers or dealers may knowingly sell shares of such registered open-end investment company to other investment companies, or any company or companies controlled by such companies, and Section 12(d)(l)(C) limits the extent to which an investment company, and any company or companies controlled by such company, may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act, as amended from time to time, (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(l)(A) in reliance on the Rule; and

WHEREAS, in accordance with the Rule, the parties desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the relevant Acquired Funds in reliance on the Rule.

NOW THEREFORE, in consideration of the potential benefits to the Acquiring Funds and the Acquired Funds arising out of an Acquiring Fund’s investment in an Acquired Fund, the parties, intending to be legally bound hereby, agree as follows.

1.	Terms of Investment

(a)            Each Acquiring Fund and each Acquired Fund agree as follows:

(i)                Scale of investment. Upon request by an Acquired Fund, the Acquiring Fund will use reasonable efforts to provide summary information regarding the anticipated timeline and scale of its contemplated investments in the Acquired Fund and any maximum investment limits, whenever practicable and consistent with the Acquiring Fund’s best interests.

(ii)               Timing/advance notice of redemptions. Each Acquiring Fund will use reasonable efforts to spread large redemption requests (greater than 2% of the relevant Acquired Fund’s total outstanding shares) over multiple days or to provide advance notification of large redemption requests to the relevant Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. Each Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (ii) shall not apply to transactions in which an Acquiring Fund does not redeem Acquired Fund shares even if such transaction results in the redemption of Acquired Fund shares (such as where an Acquiring Fund sells shares in the secondary market).

(iii)             In-kind redemptions. Each Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind.

(b)           An Acquired Fund shall provide an Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund.

2.	Representations of the Acquired Funds.

(a)            In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A) in reliance on the Rule, the Acquired Fund agrees to: (i) comply with all conditions of the Rule applicable to Acquired Funds; and (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule, with respect to an investment by the Acquiring Fund, or this Agreement.

3.	Representations of the Acquiring Funds.

(a)            In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A) in reliance on the Rule, the Acquiring Fund agrees to: (i) comply with all conditions of the Rule applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule, with respect to its investment in such Acquired Fund, or this Agreement.

(b)           An Acquiring Fund shall promptly notify an Acquired Fund:

(i)             of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities; and

(ii)           if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of the amount noted in (i) above.

(c)            An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliated persons of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(d)           The Acquiring Fund and its Advisory Group, as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund within the meaning of Section 2(a)(9) of the 1940 Act.

(e)            If, as a result of a decrease in the outstanding voting securities of an Acquired Fund, an Acquiring Fund and its Advisory Group, in the aggregate, hold more than 25% of the outstanding voting securities of an Acquired Fund, each of those holders will vote its shares of the Acquired Fund in the same proportion as the vote of all other holders of the Acquired Fund’s shares; provided, however, that in circumstances where all holders of the outstanding voting securities of the Acquired Fund are required by this provision or otherwise under the Rule or Section 12(d)(1) of the 1940 Act to vote securities of the Acquired Fund in the same proportion as the vote of all other holders of such securities, the Acquiring Fund will seek instructions from its security holders with regard to the voting of all proxies with respect to such Acquired Fund securities and vote such proxies only in accordance with such instructions. Notwithstanding the foregoing, neither this paragraph nor the preceding paragraph shall apply if the Acquiring Fund is in the same group of investment companies (as defined in the Rule) as an Acquired Fund, or the Acquiring Fund’s investment sub-adviser or any person controlling, controlled by or under common control with the Acquiring Fund’s investment sub-adviser acts as the Acquired Fund’s investment adviser or depositor.

(f)            No Acquiring Fund or an affiliated person of an Acquiring Fund will cause any existing or potential investment by the Acquiring Fund in an Acquired Fund to influence the terms of any services or transactions among: (i) the Acquiring Fund or an affiliated person of an Acquiring Fund; and (ii) the Acquired Fund or an affiliated person of the Acquired Fund.

(g)           Each Acquiring Fund acknowledges and understands that an Acquired Fund reserves the right to reject any purchase of shares by an Acquiring Fund or any primary market purchase of shares by an Acquiring Fund through an Authorized Participant.

4.	Indemnification.

(a)            The Acquiring Funds, severally and not jointly, agree to hold harmless, indemnify and defend the Acquired Funds and the Acquired Trusts, including any of their principals, trustees, officers, employees and agents (“Acquired Fund Agents”), against and from any and all losses, costs, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund and/or the Acquired Trusts, including any Acquired Fund Agents, to the extent such Claims result from: (i) any untrue statement or alleged untrue statement of a material fact contained in an Acquiring Fund’s prospectus, statement of additional information or sales literature or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) a material breach by such Acquiring Fund of any provision of this Agreement; or (iii) a violation by such Acquiring Fund of the terms and conditions of the Rule. The indemnification provided for in this paragraph shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

(b)           The Acquired Funds, severally and not jointly, agree to hold harmless, indemnify and defend the Acquiring Funds and the Acquiring Trusts, including any of their principals, trustees, officers, employees and agents (“Acquiring Fund Agents”), against and from any and all losses, costs, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund and/or the Acquiring Trusts, including any Acquiring Fund Agents, to the extent such Claims result from: (i) any untrue statement or alleged untrue statement of a material fact contained in an Acquired Fund’s prospectus, statement of additional information or sales literature or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) a material breach by such Acquired Fund of any provision of this Agreement; or (iii) a violation by such Acquired Fund of the terms and conditions of the Rule. The indemnification provided for in this paragraph shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

(c)            To the greatest extent permitted by applicable law, and without limiting the generality of the foregoing, in no event will either party be liable for any indirect, special, incidental, punitive or consequential damages or any similar damages or losses resulting from any action or failure to act under this Agreement, and each party hereby irrevocably and unconditionally waives any right that it may have to claim and recover any such damages, even if it has informed the other party of the possibility or likelihood of such damages.

5.	Materials.

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information, each Acquiring Fund agrees to:

(a)            Refer to such Acquired Fund as the “[Name of applicable Acquired Fund(s) as listed on Schedule B]”; and

(b)           Include the following notice within reasonable proximity to the reference to such Acquired Fund:

None of ALPS Advisors, Inc., ALPS Portfolio Solutions Distributor, Inc., ALPS ETF Trust, or the [Name of applicable Acquired Fund(s) as listed on Schedule B] make any representations regarding the advisability of investing in [Name of applicable Acquiring Fund].]

6.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to an Acquiring Trust:	If to an Acquired Trust:

Kristi Maher	ALPS ETF Trust
c/o First Trust Portfolios L.P.	c/o ALPS Advisors, Inc.
120 E. Liberty Drive, Suite 400	1290 Broadway, Suite 1000
Wheaton, IL 60187	Denver, CO 80203
Email: foflegal@ftportfolios.com	Email: AAICompliance@alpsinc.com

With a copy to:
W. Scott Jardine, Esq.
Attn: Legal Dept.
First Trust Portfolios L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
Email: foflegal@ftportfolios.com

7.	Addition of New Acquiring/Acquired Funds.

Schedule A lists the existing and future Acquiring Funds as of the date of this Agreement, and Schedule B lists the Acquired Funds in existence as of the date of this Agreement. Additional Acquired Funds may be created from time to time. The parties agree that in the event a series of an Acquiring Trust desires to become an Acquiring Fund after the date of this Agreement and invests in an Acquired Fund listed on Schedule Bin excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule, such investment shall be governed by the terms of this Agreement and the relevant Acquiring Fund shall be deemed to be added to Schedule A as of the date of the initial investment by an Acquiring Fund in an Acquired Fund in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule. Additional Acquired Funds may be added to Schedule B from time to time pursuant to Section 8(e) of this Agreement. Notwithstanding anything herein to the contrary, Acquired Funds may be removed from Schedule B by the Acquired Trust upon 60 days’ advance written notice to the relevant Acquiring Trust pursuant to Section 8(b) of this Agreement.

8.	Term, Termination, Governing Law, Assignment, Amendment.

(a)            This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, the Agreement shall continue in effect until terminated pursuant to Section 8(b).

(b)           This Agreement shall continue until terminated by either party upon 60 days’ advance written notice to the other party. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement will be governed by Delaware law without regard to choice of law principles.

(d)           This Agreement may not be assigned by either party without the prior written consent of the other.

(e)            This Agreement, with the exception of modifications of Schedule A consistent with Section 7 of this Agreement, may be amended or modified only by a writing that is signed by an authorized representative of each party.

(f)            In any action involving a party to this Agreement, each party agrees to look solely to the relevant individual Acquiring Fund or Acquired Fund that is involved in the matter in controversy and not to any other series of the relevant Acquiring Trust or Acquired Trust.

(g)           In the case of any Acquiring Fund that is a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of the applicable Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Massachusetts Trust.

9.	Fund by Fund Basis.

This Agreement is executed by each Acquiring Trust on behalf of its respective Acquiring Funds, and each Acquired Trust on behalf of its respective Acquired Funds. Each such Acquiring Fund or Acquired Fund, as applicable, acknowledges that (i) the obligations hereunder are binding only upon the applicable Fund to which such obligations pertain and the assets and property of such Fund, and (ii) no trustee, officer, or shareholder assumes any personal liability for obligations entered into on behalf of a Fund; and (iii) the obligations of each Fund under this Agreement shall be several and not joint, and the assets of one Fund shall not be liable for the obligations of another Fund.

10.	Miscellaneous.

(a)            Severability. If any one or more provisions in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, the remainder of this Agreement will remain in full effect.

(b)           Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

(c)            Survival. Sections 4. Indemnification, 5. Materials, 8. Term, Termination, Governing Law, Assignment, Amendment, and 9. Fund by Fund Basis, shall survive the any termination hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ALPS ETF Trust

Kathryn Burns	Treasurer	/s/ Kathryn Burns
Name of Authorized Signer	Title	Signature

FT Series, on behalf of its existing and future series, severally and not jointly

By: First Trust Portfolios L.P.

James M. Dykas	Chief Financial Officer	/s/ James M. Dykas
Name of Authorized Signer	Title	Signature

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

(each on behalf of its existing and future series, severally and not jointly)

Donald P. Swade	Treasurer and CFO	/s/ Donald P. Swade
Name of Authorized Signer	Title	Signature

SCHEDULE A – LIST OF ACQUIRING FUNDS

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

SCHEDULE B – LIST OF ACQUIRED FUNDS

Alerian MLP ETF

ALPS Active REIT ETF

ALPS Clean Energy ETF

ALPS Disruptive Technologies ETF

ALPS Emerging Sector Dividend Dogs ETF

ALPS Global Travel Beneficiaries ETF

ALPS Hillman Active Value ETF

ALPS International Sector Dividend Dogs ETF

ALPS Medical Breakthroughs ETF

ALPS REIT Dividend Dogs ETF

ALPS Sector Dividend Dogs ETF

ALPS/Alerian Energy Infrastructure ETF

Barron’s 400 ETF

RiverFront Dynamic Core Income ETF

RiverFront Dynamic US Dividend Advantage ETF

RiverFront Dynamic US Flex-Cap ETF

RiverFront Strategic Income Fund

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by ALPS Advisors, Inc. (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)            In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)           In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)             an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)           no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)         (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“echo voting”).

(B)           An Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than echo voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least 30 days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)            In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.              Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff through formal published guidance applicable to the Rule from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff through formal published guidance applicable to the Rule from time to time, or this Agreement.

3.              Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff through formal published guidance applicable to the Rule from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff through formal published guidance applicable to the Rule from time to time, or this Agreement.

4.              Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher	Liberty All Star Funds
First Trust Portfolios L.P.	c/o ALPS Advisors, Inc.
120 E. Liberty Drive, Suite 400	1290 Broadway, Suite 1000
Wheaton, IL 60187	Denver, CO 80203
Email: foflegal@ftportfolios.com	Email: AAICompliance@alpsinc.com

With a copy to:	With a copy to:

W. Scott Jardine, Esq.	ALPS Advisors, Inc.
Attn: Legal Department	Attn: Legal Dept.
First Trust Portfolios L.P.	1290 Broadway, Suite 1000
120 E. Liberty Drive, Suite 400	Denver, CO 80203
Wheaton, IL 60187	Email: AAICompliance@alpsinc.com
Email: foflegal@ftportfolios.com

5.              Term and Termination.

(a)            This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff through formal published guidance applicable to the Rule from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff through formal published guidance applicable to the Rule from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)           This Agreement shall continue until terminated in writing, either in its entirety or with respect to one or more specific Acquired Fund(s) or Acquiring Fund(s), by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.              Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.              Assignment; Amendment; Miscellaneous

(a)            This Agreement may not be assigned by either party without the prior written consent of the other.

(b)           This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)            In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)           In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)            The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)            For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)           This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Liberty All Star Equity Fund and Liberty All Star Growth Fund Inc. advised by ALPS Advisors, Inc.

By: ALPS Advisors, Inc. on behalf of Acquired Funds

Name:	/s/ William R. Parmentier, Jr.
Title:	William R. Parmentier, Jr. President, Liberty All Star Funds

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

Appendix A Acquired Funds

Liberty All Star Equity Fund

Liberty All Star Growth Fund, Inc.

RULE 12dl-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by ALPS Advisors, Inc. (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) under the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(l )(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12dl-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(l) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.              Terms of Investment.

(a)            In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)           In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)             no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(l)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(ii)           (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B)          An Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than Echo Voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)            In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.              Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.              Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section l2(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.              Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher	Principal Real Estate Income Fund
First Trust Portfolios L.P.	c/o ALPS Advisors, Inc.
120 E. Liberty Drive, Suite 400	1290 Broadway, Suite 1000
Wheaton, IL 60187	Denver, CO 80203
Email: foflegal@ftportfolios.com	Email: AAICompliance@alpsinc.com

With a copy to:	With a copy to:

W. Scott Jardine, Esq.	ALPS Advisors, Inc.
Attn: Legal Department	Attn: Legal Dept.
First Trust Portfolios L.P.	1290 Broadway, Suite 1000
120 E. Liberty Drive, Suite 400	Denver, CO 80203
Wheaton, IL 60187	Email: AAICompliance@alpsinc.com
Email: foflegal@ftportfolios.com

5.              Term and Termination.

(a)            This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)           This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(l)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement shall automatically terminate with respect to a pai1icular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.              Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section l(b)(iii) as they relate to the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.              Assignment; Amendment; Miscellaneous

(a)            This Agreement may not be assigned by either party without the prior written consent of the other.

(b)           This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)            In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund.

(d)           In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)            The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)            This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Principal Real Estate Income Fund advised by ALPS Advisors, Inc.

By: ALPS Advisors, Inc. on behalf of Acquired Funds

Name:	/s/ Kathryn Burns
Title:	Kathryn Burns President, Principal Real Estate Income Fund

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

Appendix A

Acquired Fund

Principal Real Estate Income Fund

BLACKROCK CLOSED-END RULE 12dl-4
FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered investment company listed on Schedule A hereto, on behalf of its portfolio series, as applicable (each, an “Acquiring Fund”) and each BlackRock closed-end registered investment company listed on Schedule B hereto (each, an “Acquired Fund”), each severally and not jointly.

WHEREAS, each Acquiring Fund and Acquired Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) or as an unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(l)(B) limits the extent to which an open-end registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d 1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the I imitations of Section 12(d)(l)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.
(a)	In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:
(i)	Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.
(ii)	Nothing in this Agreement shall be understood to separately impose any requirement that an Acquired Fund redeem or tender for its shares.

(b)	In order to assist the Acquiring Fund’s investment adviser or the Acquiring Fund’s principal underwriter or depositor, as applicable, with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.
2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.
(a)	In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.
(b)	An Acquiring Fund shall not make any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;
(c)	An Acquiring Fund shall not make any purchase or acquisition of shares in an Acquired Fund that results in the Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, holding more than 10% of an Acquired Fund’s total outstanding voting securities;
(d)	An Acquiring Fund shall promptly notify an Acquired Fund (which notice shall not constitute the giving of any notice required under Section 13 or 16 of the Securities Exchange Act of 1934 or the rules thereunder):
i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

ii.	where, as a result of a change in the number of outstanding shares of an Acquired Fund, an Acquiring Fund, and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 10% of the Acquired Fund’s total outstanding voting securities, such notice to include disaggregated information regarding the amounts of such holdings; and
iii.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), or (ii) above.
(e)	Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.
(f)	Where an Acquiring Fund and its Advisory Group, in the aggregate, hold more than 10% of an Acquired Fund’s total outstanding voting securities, each of those holders shall vote its securities in the same proportion as the vote of all other holders of such securities, unless as otherwise provided under the Rule.
(g)	The requirements set forth in Sections 3(d), 3(e) and 3(f) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.
(h)	An Acquiring Fund shall provide an Acquired Fund with information regarding the investments in the Acquired Fund held by the Acquiring Fund and its Advisory Group, including the amounts of such investments, upon the Acquired Fund’s reasonable request.
(i)	An Acquiring Fund that is a unit investment trust (“UIT”) will provide 30 days’ notice to an Acquired Fund of the termination of such UIT.
4.	Indemnification.
(a)	Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)	Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.
(c)	Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.
5.	Use of Name.
(a)	To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:
i.	Refer to such Acquired Fund by its legal name, for example, the “BlackRock Income Trust, Inc.” upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and
ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)	No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d 1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	BlackRock Closed-End Mutual Funds:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

7.	Changes to Schedules of Acquiring Funds and Acquired Funds.
(a)	In the event that an Acquiring Fund or its sponsor wishes to include one or more additional Acquiring Funds in addition to those originally set forth on Schedule A, or to invest in an additional Acquired Fund in addition to those originally set forth on Schedule B, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such fund shall hereunder become an Acquiring Fund or Acquired Fund, as applicable, and Schedule A or Schedule B, as applicable, shall be amended accordingly.
(b)	In the event that an Acquired Fund wishes to no longer be party to the Agreement, the Acquired Fund may provide written notice to the Acquiring Fund, and such Acquired Fund shall no longer be an Acquired Fund under the Agreement and Schedule B shall be amended accordingly.
8.	Governing Law; Counterparts.
(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.
(b)	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.
(a)	This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).
(b)	This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. To the extent an Acquiring Fund and its Advisory Group, individually or in the aggregate, holds more than I 0% of an Acquired Fund’s total outstanding voting securities after the termination of this Agreement, Section 3(d) shall survive the termination of the Agreement. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(l)(A) limits in reliance on the Rule.
(c)	This Agreement may not be assigned by either party without the prior written consent of the other.
(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.
9.	State Law Matters.
(a)	In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Acquiring Fund or Acquired Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Acquiring Fund or Acquired Fund.
(b)	For the avoidance of doubt, nothing in this Agreement shall alter or waive any voting restriction or other limitation made available by any state control share acquisition act or similar statute that is, or becomes, applicable to an Acquired Fund (in whole or in part).

10.	Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(l) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FT Series, on behalf of each of its existing and future series

By: First Trust Portfolios L.P.

Signature:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust CEF Income Opportunity ETF, a series of First Trust Exchange-Traded Fund VIII

Signature:	/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

EACH BLACKROCK CLOSED-END REGISTERED INVESTMENT COMPANY
LISTED ON SCHEDULE B HERETO AS AN ACQUIRED FUND

By:	/s/ Jonathan Diorio
Name:	Jonathan Diorio
Title:	Vice President

Schedule A: Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

First Trust CEF Income Opportunity ETF

Schedule B: Acquired Funds

Fund Name	Ticker
BlackRock Corporate High Yield Fund, Inc.	HYT
BlackRock Debt Strategies Fund, Inc.	DSU
BlackRock Energy and Resources Trust	BGR
BlackRock Enhanced Capital and Income Fund, Inc.	CII
BlackRock Enhanced Equity Dividend Trust	BDJ
BlackRock Enhanced Global Dividend Trust	BOE
BlackRock Enhanced International Dividend Trust	BGY
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA
BlackRock Floating Rate Income Trust	BGT
BlackRock Health Sciences Trust	BME
BlackRock Health Sciences Trust II	BMEZ
BlackRock Income Trust, Inc.	BKT
BlackRock Innovation and Growth Trust	BIGZ
BlackRock Resources and Commodities Strategy Trust	BCX
BlackRock Science and Technology Trust	BST
BlackRock Science and Technology Trust II	BSTZ
BlackRock Taxable Municipal Bond Trust	BBN
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI

Schedule C: Notice for Acquiring Funds

Kristi Maher

c/o First Trust Portfolios, L.P

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

With a copy to:

W. Scott Jardine, Esq.

Attn: Legal Dept.

First Trust Portfolios L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company or as an unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.
(a)	In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:
(i)	In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

(ii)	Timing/advance notice of redemptions.
1.	With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).
2.	The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.
(iii)	Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.
(b)	In order to assist the Acquiring Fund’s investment adviser or the Acquiring Fund’s principal underwriter or depositor, as applicable, with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.
2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.
(a)	In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.
(b)	An Acquiring Fund shall promptly notify an Acquired Fund:
i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;
ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;
iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and
iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.
(c)	Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.
(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.
(e)	An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.
(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.
(a)	Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.
(b)	Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.
(c)	Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.
5.	Use of Name.
(a)	To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.	Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and
ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)	No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.
6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:
As set forth on Schedule C	iShares ETFs: Email: Group12d14@blackrock.com BlackRock Mutual Funds and Active ETFs: Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.
(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.
(b)	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.
9.	Term and Termination; Assignment; Amendment.
(a)	This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).
(b)	This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.
(c)	This Agreement may not be assigned by either party without the prior written consent of the other.
(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.
(e)	In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.	Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	President and CEO

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

Schedule A: Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Kristi Maher

c/o First Trust Portfolios, L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

With a copy to:

W. Scott Jardine, Esq.

Attn: Legal Dept.

First Trust Portfolios L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

RULE 12dl-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by CBRE Investment Management Listed Real Assets LLC (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(l)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(l)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(l)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12dl-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)            In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)           In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)             an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)           no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(l)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)         except as otherwise required, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c)            In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Alan Rooney	CBRE Global Real Estate Income
First Trust Portfolios L.P.	Fund
120 E. Liberty Drive, Suite 400	c/o CBRE Investment Management
Wheaton, IL 60187	Listed Real Assets LLC
Email: foflegal@ftportfolios.com	201 King of Prussia Road
Suite 600
Radnor, PA 19087
Email: jonathan.blome@cbreim.com

With a copy to:	With a copy to:

W. Scott Jardine, Esq.	CBRE Investment Management
Attn: Legal Department	Listed Real Assets LLC
First Trust Portfolios L.P.	Attn: Legal Dept.
120 E. Liberty Drive, Suite 400	201 King of Prussia Road
Wheaton, IL 60187	Suite 600
Email: foflegal@ftportfolios.com	Radnor, PA 19087
Email: robert.tull@cbreim.com

5.	Term and Termination.

(a)            This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)           This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(l)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a)            This Agreement may not be assigned by either party without the prior written consent of the other.

(b)           This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)            In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)           In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)            The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)            For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)           This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Closed-end Funds advised by CBRE Investment Management Listed Real Assets LLC

By: CBRE Investment Management Listed Real Assets LLC on behalf of Acquired Funds

By:	/s/ Jonathan Blome
Name:	Jonathan Blome
Title:	Chief Financial Officer

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	President and CEO

Appendix A

Acquired Funds

CBRE Global Real Estate Income Fund (NYSE: IGR)

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and each closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), advised by Credit Suisse Asset Management, LLC (the “Adviser”) that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each, an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company, and the parties hereto intend that this Agreement be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) from purchasing or otherwise acquiring any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)            In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)           In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)             an Acquiring Fund and its “advisory group,” as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)           no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)         except as otherwise required under the Rule, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c)            In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to the Acquired Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to the Acquiring Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to an Acquiring Fund:	If to an Acquired Fund:
Kristi Maher	Karen Regan
First Trust Portfolios L.P.	c/o Credit Suisse Asset Management, LLC
120 E. Liberty Drive, Suite 400	Eleven Madison Avenue, 9th Floor
Wheaton, IL 60187	New York, NY 10010-3629
Email: foflegal@ftportfolios.com	Email: karen.regan@credit-suisse.com

With a copy to:	With a copy to:
W. Scott Jardine, Esq.	Lou Anne McInnis
Attn: Legal Department	Attn: Legal Department
First Trust Portfolios L.P.	Eleven Madison Avenue, 9th Floor
120 E. Liberty Drive, Suite 400	New York, NY 10010-3629
Wheaton, IL 60187	Email: louanne.mcinnis@credit-suisse.com
Email: foflegal@ftportfolios.com

5.	Indemnification

(a)             Each Acquiring Fund agrees to hold harmless and indemnify the respective Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by such Acquiring Fund of any provision in this Agreement or (ii) a violation or alleged violation by such Acquiring Fund of the terms and conditions of the Rule, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)            Each Acquired Fund agrees to hold harmless and indemnify the respective Acquiring Fund, including any of its directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by such Acquired Fund of any provision in this Agreement or (ii) a violation or alleged violation by such Acquired Fund of the terms and conditions of the Rule, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying the Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

6.	Term and Termination.

(a)            This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 6.

(b)           This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

7.	Survival Provision.

If this Agreement is terminated pursuant to Section 6(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) with respect to the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

8.	Assignment; Amendment; Miscellaneous

(a)            This Agreement may not be assigned by either party without the prior written consent of the other.

(b)           This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)            In any action involving an Acquiring Fund under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Trust.

(d)           In any action involving an Acquired Fund under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)            The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)            This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Closed-end Funds advised by Credit Suisse Asset Management, LLC Listed On Appendix A

By: Credit Suisse Asset Management, LLC on behalf of Acquired Funds Listed on Appendix A

Name:	/s/ Karen Regan
Title:	Vice President and Secretary

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

Appendix A

Acquired Funds

Credit Suisse Asset Management Income Fund, Inc.

Credit Suisse High Yield Bond Fund

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), advised by Virtus Investment Advisers, Inc. or one or more of its affiliates (collectively, the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each, an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) from purchasing or otherwise acquiring any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”); and Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, wish to invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)            In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)           In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquiring Fund agrees as follows:

(i)             an Acquiring Fund and its advisory group, as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)           except with the prior consent of an Acquired Fund, no Acquiring Fund shall purchase or otherwise acquire securities issued by such Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)         the Acquiring Fund will vote the securities it holds in an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c)            In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and each Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations and Obligations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A)(i), the Acquired Fund agrees to: (i) comply with all conditions of the Rule applicable to Acquired Funds, provided that the Acquiring Fund acknowledges and agrees that the Acquired Fund does not act for, and cannot and does not make any representation regarding, the Adviser’s obligations under Section (b)(2)(i)(C) of the Rule, to the extent applicable; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule or this Agreement with respect to an investment by the Acquiring Fund, or if it becomes aware that the Adviser has failed to make any reports as required under Section (b)((2)(i)(C) of the Rule, to the extent applicable.

3.	Representations and Obligations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule or this Agreement with respect to its investment in such Acquired Fund.

4.	Notices

All notices, including all information that any party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Funds:	If to the Acquired Funds:
Alan Rooney	Daniel J. Petrisko
First Trust Portfolios L.P.	Duff & Phelps Investment
120 E. Liberty Drive, Suite 400	Management Co.
Wheaton, IL 60187	200 S. Wacker Drive, Suite 500
Email: foflegal@ftportfolios.com	Chicago, IL 60606
Email: dan.petrisko@dpimc.com

With a copy to:	With copies to:
W. Scott Jardine, Esq.	William J. Renahan
Attn: Legal Department	Duff & Phelps Investment
First Trust Portfolios L.P.	Management Co.
120 E. Liberty Drive, Suite 400	200 S. Wacker Drive, Suite 500
Wheaton, IL 60187	Chicago, IL 60606
Email: foflegal@ftportfolios.com	Email: william.renahan@dpimc.com

AND
Angela Borreggine
Virtus Investment Partners
1540 Broadway
New York, NY 10036
Email: angela.borreggine@virtus.com

5.	Term and Termination.

(a)            While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)           This Agreement shall continue until terminated in writing by (i) any Acquiring Fund with respect to any Acquired Fund upon 60 days’ notice to such Acquired Fund or (ii) any Acquired Fund with respect to any Acquiring Fund upon 60 days’ notice to such Acquiring Fund. Upon termination of this Agreement with respect to any Acquiring Fund and Acquired Fund, the applicable Acquiring Fund may not purchase additional shares of the applicable Acquired Fund beyond the Section 12(d)(1) limits in reliance on the Rule, but will not be required to reduce its then existing holdings of the applicable Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement with respect to such Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a)            This Agreement may not be assigned by any party without the prior written consent of the Acquired Funds (in the case of an assignment by an Acquiring Fund) or the Acquiring Funds (in the case of an assignment by an Acquired Fund).

(b)           This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended to add additional Acquired Funds by any such additional Acquired Fund executing a joinder to this Agreement and providing notice to the Acquiring Fund in accordance with Section 4.

(c)            In any action involving any Acquiring Fund under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund or series of the Trust.

(d)           In any action involving any Acquired Fund under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)            The Trust on behalf of the Acquiring Funds and the Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)            For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)           This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

(h)           All references herein to the “Rule” shall mean the Rule as interpreted or modified by the SEC or its staff from time to time.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

DNP Select Income Fund Inc.

By:	/s/ Daniel J. Petrisko
Name:	Daniel J. Petrisko
Title:	Executive Vice President

Duff & Phelps Utility and Infrastructure Fund Inc.

By:	/s/ Daniel J. Petrisko
Name:	Daniel J. Petrisko
Title:	Executive Vice President

DTF Tax-Free Income Inc.

By:	/s/ Daniel J. Petrisko
Name:	Daniel J. Petrisko
Title:	Executive Vice President

Virtus Global Multi-Sector Income Fund

By:	/s/ Peter Batchelar
Name:	Peter Batchelar
Title:	Senior Vice President

Virtus Total Return Fund Inc.

By:	/s/ Peter Batchelar
Name:	Peter Batchelar
Title:	Senior Vice President

Virtus Dividend, Interest & Premium Strategy Fund

By:	/s/ Peter Batchelar
Name:	Peter Batchelar
Title:	Senior Vice President

Virtus AllianzGI Convertible & Income Fund

By:	/s/ Peter Batchelar
Name:	Peter Batchelar
Title:	Senior Vice President

Virtus AllianzGI Convertible & Income Fund II

By:	/s/ Peter Batchelar
Name:	Peter Batchelar
Title:	Senior Vice President

Virtus AllianzGI Convertible & Income 2024 Target Term Fund

By:	/s/ Peter Batchelar
Name:	Peter Batchelar
Title:	Senior Vice President

Virtus AllianzGI Equity & Convertible Income Fund

By:	/s/ Peter Batchelar
Name:	Peter Batchelar
Title:	Senior Vice President

Virtus AllianzGI Diversified Income & Convertible Fund

By:	/s/ Peter Batchelar
Name:	Peter Batchelar
Title:	Senior Vice President

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund

By:	/s/ Peter Batchelar
Name:	Peter Batchelar
Title:	Senior Vice President

12/16/2021

Appendix A

Acquired Funds

DNP Select Income Fund Inc.

Duff & Phelps Utility and Infrastructure Fund Inc.

DTF Tax-Free Income Inc.

Virtus Global Multi-Sector Income Fund

Virtus Total Return Fund Inc.

Virtus Dividend, Interest & Premium Strategy Fund

Virtus AllianzGI Convertible & Income Fund

Virtus AllianzGI Convertible & Income Fund II

Virtus AllianzGI Convertible & Income 2024 Target Term Fund

Virtus AllianzGI Equity & Convertible Income Fund

Virtus AllianzGI Diversified Income & Convertible Fund

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund

RULE 12dl-4
FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, is made this 11th of January, 2022, by and among each trust identified on Schedule A, (each, an “Acquiring Trust”), on behalf of itself and its respective series identified on Schedule A, severally and not jointly (each, an “Acquiring Fund”), and each trust identified on Schedule B (each, an “Underlying Trust”), on behalf of itself and its respective series identified on Schedule B, severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Funds, the “Funds”), and shall be effective January 19, 2022.

WHEREAS, each Fund is registered with the U.S. Securities and Exchange

Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”); or as a unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(l)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(l)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies, and Section l 2(d)(l )(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12dl-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(l)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule.

1.	Terms of Investment

(a)            Because Acquired Funds operate as exchange-traded funds, the Funds note that each Acquired Fund is designed to accommodate large investments and redemptions, whether from Acquiring Funds or other investors. Creation and redemption order for shares of the Acquired Fund can only be submitted by brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Authorized Participant Agreement”) with Acquired Funds’ distributor to transact in shares of the Acquired Funds. The Acquired Funds also have policies and procedures (the “Basket Policies”) that have been adopted pursuant to Rule 6c- l 1 under the 1940 Act, which govern creation and redemptions of the Acquired Funds’ shares. Any creation or redemption order submitted by an Acquiring Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Authorized Participant Agreement. The Basket Policies include provisions that govern in-kind creations and redemptions, as well as cash transactions. In any event, the Funds generally expect that:

(i)             the Acquiring Funds will transact in shares in the Acquired Funds on the secondary market rather than through direct creation and redemption transactions with the Acquired Fund; and

(ii)           Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investment in the Acquired Fund; provided, however, that the Acquiring Fund, does not, in its sole discretion, determine that the requested information includes material non-public information. The Acquired Fund acknowledges and agrees that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

The Funds believe that these material terms regarding an Acquiring Fund’s investment in shares of an Acquired Fund should assist the Acquired Fund’s investment adviser with making the required findings under the Rule.

(b)           In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund and its investment adviser with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. For the avoidance of doubt, the Acquiring Fund acknowledges and agrees that any information provided by the Acquired Fund under this section is limited to publicly available fee and expense information.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

4.	[RESERVED]
5.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher	Jason Pogorelec
c/o First Trust Portfolios, L.P.	c/o Fidelity Investments
120 E. Liberty Drive, Suite 400	245 Summer Street
Wheaton, IL 60187	V13E
Boston, MA 02210
Email: foflegal@ftportfolios.com	Email: Jason.Pogorelec@fmr.com

With a copy to: W. Scott Jardine, Esq.	Kenneth Robins
Attn: Legal Dept.	c/o Fidelity Investments
First Trust Portfolios, L.P.	245 Summer Street
120 E. Liberty Drive, Suite 400	Vl0B
Wheaton, IL 60187	Boston, MA 02210
Email: foflegal@ftportfolios.com	Email: Kenneth.Robins@fmr.com

With a copy to:
Shelley Harding
Attn: Legal Dept.
6501 S Fiddlers Green Circle,
Suite 600
Greenwood Village, CO 80111
Email: shelley.harding@fmr.com

6.	Term and Termination; Assignment; Amendment
(a)	This Agreement shall be effective for the duration of the Acquired Funds’ and/or the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b)	This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(l )(A) limits in reliance on the Rule. For purposes of clarity, upon termination of this Agreement, an Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate this Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement may not be assigned by either party without the prior written consent of the other. In the event either party assigns this Agreement to a third party as provided in this Section, such permitted third party shall be bound by the terms and conditions of this Agreement applicable to the assigning party.

(d)           This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Schedule B to this Agreement may be amended by the Acquired Fund to add Additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 5.

(e)            This Agreement will be governed by the laws of the Commonwealth of Massachusetts without regard to its choice of law principles.

(f)            In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Funds that are involved in the matter in controversy and not to any other series of the Acquiring Trusts.

(g)           In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Funds that are involved in the matter in controversy and not to any other series of the Acquired Trusts.

7.	Miscellaneous

(a)            Counterparts. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which together constitute one and the same instrument.

(b)           Severability. If any provision of this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

(c)            Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations.

(d)           Notice. The Acquiring Funds are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust (the “Trust Document”) of which each Acquired Fund is a series (together collectively the “Trusts”) or other organizational documents and agrees that the obligations assumed by the Trusts pursuant to this Agreement shall be limited in all cases to the relevant Acquired Funds and their assets, and the Acquiring Funds shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the relevant Acquired Funds or any other series of the Trusts. In addition, the Acquiring Funds shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Acquiring Funds understands that the rights and obligations of any Fund under the Trust Document or other organizational document are separate and distinct from those of any and all other series of the Trusts.

In the case of the Acquiring Funds held in First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, a copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The parties are hereby put on notice that no director/trustee, officer, employee, agent, employee or shareholder of the Trust or the Funds shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable Acquiring Fund.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FT Series, on behalf of itself and each of the Acquiring Funds listed on Schedule A, Severally and Not Jointly

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

on behalf of itself and each of the Acquiring Funds listed on Schedule A, Severally and Not Jointly

/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

Fidelity Merrimack Street Trust, Fidelity Covington Trust Fidelity Commonwealth Trust, on behalf of itself and each of the Acquired Funds listed on Schedule B, Severally and Not Jointly

/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signer

SCHEDULE A

Acquiring Trusts and Acquiring Funds

Acquiring Trusts	Acquiring Funds
FT Series	All Existing and Future Series
First Trust Exchange-Traded Fund	All Existing and Future Series
First Trust Exchange-Traded Fund II	All Existing and Future Series
First Trust Exchange-Traded Fund III	All Existing and Future Series
First Trust Exchange-Traded Fund IV	All Existing and Future Series
First Trust Exchange-Traded Fund V	All Existing and Future Series
First Trust Exchange-Traded Fund VI	All Existing and Future Series
First Trust Exchange-Traded Fund VII	All Existing and Future Series
First Trust Exchange-Traded Fund VIII	All Existing and Future Series
First Trust Series Fund	All Existing and Future Series
First Trust Variable Insurance Trust	All Existing and Future Series

SCHEDULE B

Acquired Trusts and Acquired Funds

Portfolio#	Portfolio Legal Name	Trust
1283	Fidelity Nasdaq Composite Index ETF	Fidelity Commonwealth Trust
6157	Fidelity Blue Chip Growth ETF	Fidelity Covington Trust
6190	Fidelity Blue Chip Value ETF	Fidelity Covington Trust
6442	Fidelity Clean Energy ETF	Fidelity Covington Trust
6443	Fidelity Cloud Computing ETF	Fidelity Covington Trust
6444	Fidelity Digital Health ETF	Fidelity Covington Trust
2854	Fidelity Dividend ETF for Rising Rates	Fidelity Covington Trust
6445	Fidelity Electric Vehicles and Future Transportation ETF	Fidelity Covington Trust
3354	Fidelity Emerging Markets Multifactor ETF	Fidelity Covington Trust
6339	Fidelity Growth Opportunities ETF	Fidelity Covington Trust
2853	Fidelity High Dividend ETF	Fidelity Covington Trust
3088	Fidelity High Yield Factor ETF	Fidelity Covington Trust
3063	Fidelity International High Dividend ETF	Fidelity Covington Trust
3355	Fidelity International Multifactor ETF	Fidelity Covington Trust
3064	Fidelity International Value Factor ETF	Fidelity Covington Trust
2855	Fidelity Low Volatility Factor ETF	Fidelity Covington Trust
6340	Fidelity Magellan ETF	Fidelity Covington Trust
2856	Fidelity Momentum Factor ETF	Fidelity Covington Trust
2574	Fidelity MSCI Communication Services Index ETF	Fidelity Covington Trust
2566	Fidelity MSCI Consumer Discretionary Index ETF	Fidelity Covington Trust
2567	Fidelity MSCI Consumer Staples Index ETF	Fidelity Covington Trust
2568	Fidelity MSCI Energy Index ETF	Fidelity Covington Trust
2569	Fidelity MSCI Financials Index ETF	Fidelity Covington Trust
2570	Fidelity MSCI Health Care Index ETF	Fidelity Covington Trust
2571	Fidelity MSCI Industrials Index ETF	Fidelity Covington Trust
2572	Fidelity MSCI Information Technology Index ETF	Fidelity Covington Trust
2573	Fidelity MSCI Materials Index ETF	Fidelity Covington Trust
2735	Fidelity MSCI Real Estate Index ETF	Fidelity Covington Trust
2575	Fidelity MSCI Utilities Index ETF	Fidelity Covington Trust
6079	Fidelity New Millennium ETF	Fidelity Covington Trust
6414	Fidelity Preferred Securities & Income ETF	Fidelity Covington Trust
2857	Fidelity Quality Factor ETF	Fidelity Covington Trust
6341	Fidelity Real Estate Investment ETF	Fidelity Covington Trust
6342	Fidelity Small-Mid Cap Opportunities ETF	Fidelity Covington Trust
3356	Fidelity Small-Mid Multifactor ETF	Fidelity Covington Trust

Portfolio#	Portfolio Legal Name	Trust
5027	Fidelity Stocks for Inflation ETF	Fidelity Covington Trust
6415	Fidelity Sustainability U.S. Equity ETF	Fidelity Covington Trust
6044	Fidelity U.S. Multifactor ETF	Fidelity Covington Trust
2858	Fidelity Value Factor ETF	Fidelity Covington Trust
6416	Fidelity Women’s Leadership ETF	Fidelity Covington Trust
2720	Fidelity Corporate Bond ETF	Fidelity Merrimack Street Trust
6353	Fidelity Investment Grade Bond ETF	Fidelity Merrimack Street Trust
6354	Fidelity Investment Grade Securitized ETF	Fidelity Merrimack Street Trust
2721	Fidelity Limited Term Bond ETF	Fidelity Merrimack Street Trust
3089	Fidelity Low Duration Bond Factor ETF	Fidelity Merrimack Street Trust
2722	Fidelity Total Bond ETF	Fidelity Merrimack Street Trust

Fidelity

Investments

January 11, 2022

Each Trust and Series

Identified on Schedule A to the Investment Agreement

c/o First Trust Portfolios, L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

RE: Notification Requirements Governing Investments in Fidelity ETFs

Ladies and Gentlemen:

Reference is hereby made to the Fund of Funds Investment Agreement by and among each trust, on behalf of itself and its current and future series as identified on Schedule A thereto, severally and not jointly (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Fidelity Merrimack Street Trust, Fidelity Covington Trust, and Fidelity Commonwealth Trust, each on behalf of itself and its respective series identified on Schedule B thereto, severally and not jointly (each, an “Acquired Fund”), effective January 19, 2022, and executed contemporaneously herewith, as amended from time to time hereafter (the “Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings as defined in the Agreement.

In consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Each Acquiring Fund will promptly notify an Acquired Fund in writing of any purchase or acquisition of shares of the Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities. An Acquiring Fund shall promptly notify an Acquired Fund where an Acquiring Fund and its Advisory Group (as defined by Rule 12d1-4), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities. At such time, and at any time thereafter, upon reasonable request of the Acquired Fund, the Acquiring Fund will also transmit to the Acquired Fund a list of any company controlling, controlled by or under common control with its investment adviser that (i) is a company that would reasonably be expected to be in a position to provide services of a securities-related nature (that is, investment advisory, brokerage, distribution, transfer agency, administration, participant recordkeeping or shareholder services) to the requesting party, or (ii) to the actual knowledge of the investment adviser, currently has or is reasonably expected to begin having a material business relationship with the requesting party.
2.	The Acquiring Fund will notify the Fund of any changes to the list of the names as soon as reasonably practicable after a change occurs. If Fidelity Management & Research Company LLC or any of its affiliates actively trade with any of the Acquiring Funds’ affiliates, trading could be blocked until the Fund is notified that the holding percentage has fallen below 5%.
3.	The terms and conditions of the Agreement are incorporated herein by reference thereto. This letter agreement together with the Agreement represents the entire agreement and understanding of the parties hereto; provided however, that in the event of any inconsistency between the terms of this letter agreement and the Agreement, the terms of this letter agreement shall control.

1 of 3

4.	This letter agreement shall be effective for the duration of the Acquiring and/or Acquired Funds’ reliance on the Rule and shall only be applicable to investments in Acquired Funds made in reliance on the Rule. This letter agreement shall terminate automatically upon the termination of the Agreement pursuant to Section 6(c) therein.
5.	This letter agreement may be amended only by a writing that is signed by each affected party.

[Remainder of Page Intentionally Left Blank]

2 of 3

If you are in agreement with the foregoing, please countersign the enclosed copy of this letter and return it to the undersigned, whereupon this letter shall become a legally binding obligation of the parties in accordance with its terms effective January 19, 2022.

FT Series,

ON BEHALF OF ITSELF AND THE ACQUIRING FUNDS

LISTED IN THE AGREEMENT, Severally and Not Jointly

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

EACH ON BEHALF OF ITSELF AND THE ACQUIRING FUNDS LISTED IN THE AGREEMENT, Severally and Not Jointly

By:	/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

Fidelity Merrimack Street Trust, Fidelity Covington Trust, and Fidelity Commonwealth Trust, EACH ON BEHALF OF ITSELF AND THE ACQUIRED FUNDS LISTED IN THE AGREEMENT, Severally and Not Jointly

By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signor

3 of 3

FORM OF RULE 12dl-4 ETF
FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, dated as of January 19, 2022, among FT Series, First Trust Exchange Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (the “Investing Company”), on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and the J.P. Morgan Exchange-Traded Fund Trust (the “Trust”), on behalf of each series of the Trust listed on Schedule A, severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Fund[s], the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(l)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(l)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund intends, from time to time, to invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(l )(A) in reliance on the Rule;

WHEREAS, one or more Acquiring Funds currently invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on exemptive relief obtained by the Trust; and

NOW THEREFORE, in accordance with the Rule, the Investing Company, on behalf of the Acquiring Funds, and the Trust, on behalf of the Acquired Funds, desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule.

1.	Terms of Investment
(a)	In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser or sub-adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)    In-kind redemptions. Each Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the relevant Acquired Fund’s then-current registration statement, as amended or supplemented from time to time, and Rule 6c-11, the Acquired Fund may honor any redemption request from an Authorized Participant acting as an intermediary to execute the Acquiring Fund’s transaction partially or wholly in-kind.

(ii)  Timing/advance notice of redemptions. Only upon the request of the relevant Acquired Fund, the Acquiring Fund will use reasonable efforts to spread orders given to an Authorized Participant that reasonably are expected to result in that Authorized Participant redeeming shares from the Acquired Fund (greater than 3% of the Acquired Fund’s total outstanding shares) over multiple days or to provide advance notification of such orders to the Acquired Fund whenever practicable and only if consistent with the Acquiring Fund’s and its shareholders’ best interests. Each Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to sell the Acquired Fund shares and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any. The Acquiring Fund and Acquired Fund each acknowledge and agree that this voluntary notification provision does not apply to trades placed by the Acquiring Fund in secondary markets.

(iii)Scale of investment. Upon request by an Acquired Fund, the relevant Acquiring Fund will provide summary information regarding the anticipated timeline of its investments in the Acquired Fund, the scale of its contemplated investments in the Acquired Fund and its current level of investments in the Acquired Fund; provided, however, that the Acquiring Fund does not, in its sole discretion, determine that the requested information includes Material Non-Public Information.

(b)	In order to assist an Acquiring Fund’s investment adviser or sub-adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. The parties agree that, absent unusual circumstances, such information shall be limited to information contained in the relevant Acquired Fund’s then-current registration statements, as amended or supplemented from time to time, and shareholder reports.
(c)	Prior to the time of its investment in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A)(i) of the 1940 Act, the Acquiring Fund will notify the Acquired Fund of such investment.
2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l )(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement;

3.	Representations of the Acquiring Funds.
(a)	In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.
(b)	No Acquiring Fund or affiliated person (as defined in the 1940 Act) of an Acquiring Fund (each, an “Acquiring Fund Affiliate”) will cause any existing or potential investment by the Acquiring Fund in an Acquired Fund to influence the terms of any services or transactions between or among the Acquiring Fund or Acquiring Fund Affiliates and the Acquired Fund or an affiliated person of an Acquired Fund.
(c)	The Investing Company, on behalf of each Acquiring Fund, acknowledges and agrees that each Acquiring Fund and its Acquiring Fund Affiliates will only be entitled to receive information about an Acquired Fund that such Acquired Fund is permitted to give any of its other shareholders.
(d)	Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with 3(d)(a) at the time of purchase no longer complies.
4.	Miscellaneous.
(a)	The Trust hereby consents to the use of its name, the name of each Acquired Fund and the names of their affiliates as part of a list of investment companies in which the Acquiring Fund invests in the Acquiring Funds’ disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Investing Company, on behalf of each Acquiring Fund, agrees that it will make no public representation concerning an Acquired Fund or its affiliates not included in the Acquired Fund’s then-current registration statement or in any authorized supplemental sales materials supplied to the Acquiring Fund by an Acquired Fund or its agent.
(b)	It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and/or its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) that was used in connection with this Agreement, as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

(c)	Several Liability. In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Investing Company. In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other series of the Trust.
(d)	Counterparts. The parties may execute this Agreement in multiple counterparts, each of which constitutes an original, and all of which collectively constitute only one Agreement. The signatures of all of the parties need not appear on the same counterpart. This Agreement is effective upon delivery of one executed counterpart from each party to the other parties.
(e)	Use of Terms. Unless indicated otherwise, any term used but not defined in this Agreement shall be construed as defined in or interpreted under the Rule.
(f)	Severabilitv. If any provision of this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.
(g)	Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations.
(h)	This Agreement shall be construed in accordance with the laws of the State of New York.
5.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher	JPMorgan Asset Management
c/o First Trust Portfolios, L.P.	1111 Polaris Parkway
120 E. Liberty Drive, Suite 400	Columbus, Ohio 43240
Wheaton, IL 60187	Attn: Contract Administration
Fax:	JPMFunds.Contracts@jpmorgan.com
Email: foflegal@ftportfolios.com

With a copy to:	With a copy to:
W. Scott Jardine, Esq.	JPMorgan Asset Management
Attn: Legal Dept.	Attn: Exchange-Traded Funds Legal
First Trust Portfolios L.P.	277 Park Avenue
120 E. Liberty Drive, Suite 400	New York, NY 10172
Wheaton, IL 60187	Fax:
Fax:	Email:
Email: foflegal@ftportfolios.com

6.	Term and Termination; Assignment; Amendment
(a)	This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).
(b)	This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party, provided however, that the provisions of Section 4 shall survive the termination of this Agreement. Upon termination of this Agreement, an Acquiring Fund may not purchase additional shares of an Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.
(c)	This Agreement may not be assigned by either party without the prior written consent of the other.
(d)	This Agreement may be amended only by a writing that is signed by each affected party. Notwithstanding anything contained herein to the contrary, the Trust may, in its sole discretion, amend Schedule A to add a series of the Trust.
(e)	In the case of the Acquiring Funds held in First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, a copy of the Declaration of Trust of each trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the trust or the Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable Acquiring Fund.

IN WITNESS WHERE OF, the parties have executed this Agreement as of the date first written above.

J.P. Morgan Exchange-Traded Fund Trust

Paul Shield	Paul Shield	/s/ Paul Shield
Name of Authorized Signer	Print	Signature
Title: Assistant Treasurer / Vice President

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P.

James M. Dykas	James M. Dykas	/s/ James M. Dykas
Name of Authorized Signer	Print	Signature
Title: CFO

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

James M. Dykas	James M. Dykas	/s/ James M. Dykas
Name of Authorized Signer	Print	Signature

SCHEDULE A

List of Funds to Which the Agreement Applies

Acquired Funds

JPMorgan Active Value ETF

JPMorgan ActiveBuilders Emerging Markets Equity ETF (fka

JPM Emerging Mkts Equity Core ETF)

JPMorgan ActiveBuilders International Equity ETF

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

JPMorgan BetaBuilders Canada ETF

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

JPMorgan BetaBuilders Europe ETF

JPMorgan BetaBuilders International Equity ETF

JPMorgan BetaBuilders Japan ETF

JPMorgan BetaBuilders MSCI US REIT ETF

JPMorgan BetaBuilders U.S. Equity ETF

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

JPMorgan BetaBuilders U.S. Small Cap Equity ETF

JPMorgan Carbon Transition U.S. Equity ETF

JPMorgan Core Plus Bond ETF

JPMorgan Corporate Bond Research Enhanced ETF

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

JPMorgan Equity Premium Income ETF

JPMorgan Income ETF

JPMorgan International Bond Opportunities ETF

JPMorgan High Yield Research Enhanced ETF

JPMorgan International Growth ETF

JPMorgan Municipal ETF

JPMorgan Short Duration Core Plus ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan U.S. Dividend ETF

JPMorgan U.S. Minimum Volatility ETF

JPMorgan U.S. Momentum Factor ETF

JPMorgan U.S. Quality Factor ETF

JPMorgan U.S. Value Factor ETF

JPMorgan Ultra-Short Income ETF

JPMorgan Ultra-Short Municipal Income ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE A - Continued

List of Funds to Which the Agreement Applies

Acquiring Funds

FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined in this Agreement.

RULE 12dl-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by John Hancock Investment Management LLC (the “Adviser”) listed in Appendix A, severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all existing and future registered closed-end funds advised by the Adviser, as may be amended from time to time;

WHEREAS, Section 12(d)(l)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(l)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(l)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule l 2dl-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(l) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.              Terms of Investment.

(a)            In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)           In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)             an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)           no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(l)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)         (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“echo voting”).

(B) an Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than echo voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least 30 days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)            In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with inf01mation on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.              Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.              Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.              Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail and electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Alan Rooney	Jay Aronowitz
First Trust Portfolios L.P.	c/o John Hancock Investment
120 E. Liberty Drive, Suite 400	Management LLC
Wheaton, IL 60187	200 Berkeley Street
Email: foflegal@ftportfolios.com	Boston, MA 02216
Email: Jay_Aronowitz@jhancock.com

With a copy to:	With a copy to:

W. Scott Jardine, Esq.	Christopher Sechler
Attn: Legal Department	Attn: Legal Dept.
First Trust Portfolios L.P.	200 Berkeley Street
120 E. Liberty Drive, Suite 400	Boston, MA 02216
Wheaton, IL 60187	Email: CSechler@jhancock.com
Email: foflegal@ftportfolios.com

5.              Term and Termination.

(a)            This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)           This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(l)(A) limits in reliance on the Rule. For purposes of clarity, upon te1mination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.              Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.              Assignment; Amendment; Miscellaneous

(a)            This Agreement may not be assigned by either party without the prior written consent of the other.

(b)           This Agreement may be amended only by a writing that is signed by each affected party.

(c)            In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)           In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)            The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)            For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)           This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

John Hancock Financial Opportunities Fund

John Hancock Hedged Equity & Income Fund

John Hancock Income Securities Trust

John Hancock Investors Trust

John Hancock Preferred Income Fund

John Hancock Preferred Income Fund II

John Hancock Preferred Income Fund III

John Hancock Premium Dividend Fund

John Hancock Tax-Advantaged Dividend Income Fund

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By:	/s/ Andrew G. Arnott
Name:	Andrew G. Arnott
Title:	President

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

Name:	/s/ Andy Roggensack
Title:	Andy Roggensack, President

Appendix A

John Hancock Financial Opportunities Fund

John Hancock Hedged Equity & Income Fund

John Hancock Income Securities Trust

John Hancock Investors Trust

John Hancock Preferred Income Fund

John Hancock Preferred Income Fund II

John Hancock Preferred Income Fund III

John Hancock Premium Dividend Fund

John Hancock Tax-Advantaged Dividend Income Fund

John Hancock Tax-Advantaged Global Shareholder Yield Fund

RULE 12dl-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022 between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by KA hind Advisors, LLC (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(l)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section l2(d)(l)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section l2(d)(l)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d 1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section l 2(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section l 2(d)(l) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)            In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)           In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)             an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)           no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(l)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)         except as otherwise required, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c)            In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l )(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)( I )(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Alan Rooney	Michael O’Neil
First Trust Portfolios L.P.	Kayne Anderson Capital Advisors, L.P.
120 E. Liberty Drive, Suite 400	1800 Avenue of the Stars, 3rd Floor
Wheaton, IL 60187	Los Angeles, CA 90067
Email: foflegal@ftportfolios.com	Email: moneil@kaynecapital.com

With a copy to:

W. Scott Jardine, Esq.
Attn: Legal Department
First Trust Portfolios L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
Email: foflegal@ftportfolios.com

5.	Term and Termination.

(a)            This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)           This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(l )(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not term in ate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(6) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section l(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a)            This Agreement may not be assigned by either party without the prior written consent of the other.

(b)           This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)            In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)           In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)            The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)            For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)           This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Closed-End Funds advised by Ka Fund Advisors, LLC

By: Ka Fund Advisors, LLC on behalf of Acquired Funds

/s/ Michael O’Neil
Name:	Michael O’Neil
Title:	Chief Compliance Officer

Ft Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

Appendix A

Acquired Funds

Kayne Anderson Energy Infrastructure Fund, Inc.(KYN)

Kayne Anderson NextGen Energy & Infrastructure, Inc.(KMF)

RULE 12dl-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”), on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule (as such terms are defined below), severally and not jointly (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by Lazard Asset Management LLC (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser, and the parties hereto intend that this Agreement be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(l)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(l)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) from purchasing or otherwise acquiring any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition would own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(l)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12dl-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)            In accordance with the Rule, the Trust, on behalf of the Acquiring Funds, and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)           In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and the Trust, on behalf of each Acquiring Fund, agree as follows:

(i)             an Acquiring Fund and its Advisory Group (as such term is defined in the Rule), will not control (individually or in the aggregate) an Acquired Fund;

(ii)           an Acquiring Fund will not acquire shares of an Acquired Fund if, as a result of such purchase, the Acquiring Fund and its Advisory Group will own more than 15% of the voting securities of the Acquired Fund, unless the Acquired Fund is given 5 days’ notice of such acquisition and provides its consent to the acquisition;

(iii)         no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(l)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iv)          except as otherwise required by the Rule, each Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c)            In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, the Trust and each Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A) or Section 12(d)(l)(C), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to acquired funds (as defined in the Rule); (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Trust, on behalf of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A) or Section 12(d)(l)(C), the Trust, on behalf of each Acquiring Fund, agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to acquiring funds (as defined in the Rule); (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices

All notices, including all information that a party is required to provide to one or more other parties hereto under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Alan Rooney	Lazard Asset Management LLC
First Trust Portfolios L.P.	Attn: General Counsel
120 E. Liberty Drive, Suite 400	30 Rockefeller Plaza
Wheaton, IL 60187	New York, NY 10112
Email: foflegal@ftportfolios.com	Email: lam.ny.legal@lazard.com

With a copy to:	With a copy to:

W. Scott Jardine, Esq.	Janna Manes
Attn: Legal Department	Proskauer Rose LLP
First Trust Portfolios L.P.	Eleven Times Square
120 E. Liberty Drive, Suite 400	New York, NY 10036
Wheaton, IL 60187	Email: jmanes@proskauer.com
Email: foflegal@ftportfolios.com

5.	Term and Termination.

(a)            This Agreement shall become effective as of January 19, 2022 and be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)           This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, an Acquiring Fund may not purchase shares of an Acquired Fund beyond the Section 12(d)(l)(A) or Section 12(d)(l)(C) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, an Acquiring Fund will not be required to reduce its holdings of an Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds that remain subject to the Agreement or the other Acquired Funds that are parties hereto.

(c)            This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of a particular Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds that remain subject to the Agreement or the other Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund or an Acquired Fund in which such Acquiring Fund holds voting securities, the provisions set forth in Section l(b)(iv) shall nonetheless survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a)            This Agreement may not be assigned by a party without the prior written consent of the other parties.

(b)           This Agreement may be amended only by a writing that is signed by each party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)            In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund or series of the Trust.

(d)           In any action involving the Acquired Funds under this Agreement, the Trust, on behalf of each Acquiring Fund, agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)            The Trust, on behalf of the Acquiring Funds, and each Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)            This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Lazard Global Total Return and Income Fund, Inc.

By:

Name:	/s/ Jessica Falzone
Title:	Assistant Secretary

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

Name:	/s/ James M. Dykas
Title:	CFO

Appendix A

Acquired Funds

Lazard Global Total Return and Income Fund, Inc.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.
RULE 12d1-4 FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT (“Agreement”), dated as of January 19, 2022, among each Acquiring Fund, severally and not jointly (each, an “Acquiring Fund”), and each Acquired Fund, severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Funds, the “Funds”), listed on Schedule A.

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the 1940 Act or, as a unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter (“Distributor”) or registered brokers or dealers (“Brokers”) may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits (i) registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1)(A) and Section 12(d)(1)(C) of the 1940 Act, and (ii) registered investment companies, such as the Acquired Funds, as well as the Distributor and Brokers, knowingly to sell shares of the Acquired Funds to the Acquiring Funds in excess of the limits of Section 12(d)(1)(B) of the 1940 Act, subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) and Section 12(d)(1)(C), as applicable, in reliance on the Rule; and

WHEREAS, an Acquired Fund, Distributor, or Broker, from time to time, may knowingly sell Shares of one or more Acquired Funds to an Acquiring Fund in excess of the limitations of Section 12(d)(1)(B) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund[s] and the Acquired Fund[s] desire to set forth the following terms pursuant to which the Acquiring Fund[s] may invest in the Acquired Fund[s] in reliance on the Rule and the Acquired Funds, Distributor, or Broker may sell shares of the Acquired Funds to the Acquiring Funds in reliance on the Rule.

1.	Terms of Investment

(a)            With respect to investments in Acquired Funds that operate as closed-end funds (“Acquired CEFs”), the Funds note that Acquired CEFs do not permit daily redemptions, and that Acquired CEFs that permit periodic repurchases, such as interval funds that operate under Rule 23c-3 under the 1940 Act, would do so only under prescribed circumstances. In addition, in order to help reasonably address the risk of undue influence on Acquired CEFs, by an Acquiring Fund, each Acquiring Fund and each Acquired CEF agree as follows:

(i)      Upon a reasonable request by an Acquired CEF, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired CEF and the scale of its contemplated investments in the Acquired CEF, provided, however, that the Acquiring Funds do not determine, in their sole discretion, that the requested information contains material non-public information;

(ii)    The Funds agree that each Acquiring Fund shall not purchase or otherwise acquire in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e. the 3% limit) of the outstanding shares of the Acquired CEF;

(iii)  During the term of this Agreement, the Acquiring Funds will (a) appear at all Acquired CEF shareholder meetings or otherwise cause Acquired CEF shares owned by the Acquiring Funds to be counted as present thereat for purposes of calculating a quorum and (b) vote or cause to be voted at all Acquired CEF shareholder meetings all Acquired CEF securities owned or held by the Acquiring Funds as of the record date of the such meetings in the same proportion as the vote of all other holders of such securities; and

(iv)   During the term of this Agreement, no Acquiring Fund will effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other person to effect, seek, offer, engage in or propose (whether publicly or otherwise) or participate in, any “solicitation” of “proxies” with respect to the Acquired CEFs or propose any matter for submission to a vote of shareholders of any Acquired CEF. Additionally, no Acquiring Fund will knowingly sell shares of any Acquired CEF to any investor which the Acquiring Funds know or reasonably should know to be engaged in acquiring or holding the securities of publicly traded companies with a purpose or effect of changing or influencing control of such companies, or in connection with or as a participant in any transactions having that purpose or effect.

(b)           In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C) or knowing sale of shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C) or knowing sale of Shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

4.	[Miscellaneous.]
5.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher

c/o First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com
With a copy to:

W. Scott Jardine, Esq.

Attn: Legal Dept.

First Trust Portfolios L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

Emilia Wang (Chief Legal Officer)
c/o Macquarie Global Infrastructure
          Total Return Fund Inc.

100 Independence, 610 Market Street

Philadelphia, PA 19106

Email: mimi.wang@macquarie.com
With a copy to:

Jennifer M. Shields

c/o Macquarie Asset Management Attn: Legal Dept.

100 Independence, 610 Market Street

Philadelphia, PA 19106

Email: Jennifer.Shields@macquarie.com

6.	Term and Termination; Assignment; Amendment

(a)            This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b) or Section 6(c).

(b)           This Agreement shall continue until terminated in writing by either party upon 60days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) or Section 12(d)(1)(C) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

(d)           This Agreement may not be assigned by either party without the prior written consent of the other.

(e)            This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the advisor of the Acquired Funds to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 5, Notices.

(f)            In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Acquiring Funds.

(g)           In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other series of the Acquired Funds.

(h)           In the case of any Acquiring Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust or the Acquiring Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Acquiring Fund.

(i)             The Acquiring Fund and the Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(j)             This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Acquired Fund

Macquarie Global Infrastructure Total Return Fund Inc.

Emilia Wang	Emilia Wang	/s/ Emilia Wang
Name of Authorized Signer	Print	Signature
Title: Chief Legal Officer

Acquiring Fund

Ft Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

James M. Dykas	James M. Dykas	/s/ James M. Dykas
Name of Authorized Signer	Print	Signature
Title: Chief Financial Officer

First Trust CEF Income Opportunity ETF,
   a series of First Trust Exchange-Traded Fund VIII

James M. Dykas	James M. Dykas	/s/ James M. Dykas
Name of Authorized Signer	Print	Signature
Title: President and CEO

SCHEDULE A

List of Funds to Which the Agreement Applies

Acquiring Funds

FT Series

All existing and Future Series

First Trust Exchange-Traded Fund VIII

First Trust CEF Income Opportunity ETF

Acquired Funds

Macquarie Global Infrastructure Total Return Fund Inc.

EXECUTION COPY

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), advised by PGIM Investments LLC (the “Adviser”) and listed on Appendix A hereto, severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all existing and future registered closed-end funds advised by the Adviser to the extent listed in Appendix A, as such Appendix may be updated from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company; and

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)            In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)           In order to help reasonably address the risk of undue influence on an Acquired Fund by the Acquiring Fund, each Acquiring Fund agrees and covenants as follows:

(i)             no Acquiring Fund and its advisory group as such term is defined in the Rule, will control (individually or in the aggregate) an Acquired Fund;

(ii)           no Acquiring Fund shall, directly or indirectly, purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)         (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“echo voting”).

(B) An Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than echo voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non- routine shareholder vote to the parties listed in Section 4 of this Agreement at least 60 days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)            In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

(d)           In order to assist the Adviser in finding that any undue influence concerns associated with the Acquiring Fund’s investment in an Acquired Fund is reasonably addressed, prior to any initial acquisition of an Acquired Fund by an Acquiring Fund in excess of the limits in Section 12(d)(1)(A)(i), the Trust will provide the Acquired Fund and the Adviser with such information as the Adviser reasonably requests as appropriate for the Adviser to make the findings required by Rule 12d1-4(b)(2)(B).

(e)            Upon reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund; provided, however, that the Acquiring Fund does not, in its sole discretion, determine that the requested information includes Material Non-Public Information.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice; provided that notification of updates to the list of Acquired Funds set forth on Appendix A hereto may be made solely by delivery via electronic mail.

If to the Acquiring Fund:	If to the Acquired Fund:
Alan Rooney	Diana Huffman
First Trust Portfolios L.P.	c/o PGIM Investments LLC
120 E. Liberty Drive, Suite 400	655 Broad Street, 17th Floor
Wheaton, IL 60187	Newark, NJ 07102
Email: foflegal@ftportfolios.com	Email: diana.huffman@prudential.com

If to the Acquiring Fund:	If to the Acquired Fund:
With a copy to:	With a copy to:
W. Scott Jardine, Esq.	Claudia DiGiacomo
Attn: Legal Department	Attn: Legal Dept.
First Trust Portfolios L.P.	PGIM Investments LLC
120 E. Liberty Drive, Suite 400	655 Broad Street, 17th Floor
Wheaton, IL 60187	Newark, NJ 07102
Email: foflegal@ftportfolios.com	Email: Claudia.digiacomo@prudential.com

5.	Term and Termination.

(a)            This Agreement, unless terminated as provided below, shall be effective for the duration of each Acquired Fund’s and each Acquiring Fund’s reliance on the Rule regarding the purchase or acquisition by the Acquiring Funds of voting stock of the Acquired Funds. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)           This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a)            This Agreement may not be assigned by either party without the prior written consent of the other.

(b)           This Agreement may be amended only by a writing that is signed by each affected party, provided that the list of Funds set forth on Appendix A hereto may be updated from time to time without amendment to this Agreement by notice via electronic mail (using the contact information set forth in Section 4 hereto) from representatives of the Acquired Funds to representatives of the Acquiring Funds.

(c)            In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)           In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)            The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)            For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)           This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By: PGIM Investments LLC on behalf of Acquired Funds Listed On Appendix A hereto (as the same may be updated from time to time)

Name:	/s/ Scott Benjamin
Title:	Executive Vice President

Ft Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

EXECUTION COPY

Appendix A

Acquired Funds:

PGIM High Yield Bond Fund, Inc.

PGIM Global High Yield Fund, Inc.

PGIM Short Duration High Yield Opportunities Fund

RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), advised by Putnam Investment Management, LLC (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.              Terms of Investment.

(a)            In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)           In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquiring Fund agrees as follows:

(i)             an Acquiring Fund and its Advisory Group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)           no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)         except as otherwise required by the Rule, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(iv)          an Acquiring Fund shall not purchase or otherwise acquire shares of an Acquired Fund if such purchase or acquisition would result in the Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, owning more than 10% of the outstanding voting securities of an Acquired Fund.

(c)            In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.              Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.              Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.              Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:
Alan Rooney First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	Stephen Tate Putnam Investment Management, LLC 100 Federal Street Boston, MA 02109 Email:Stephen_tate@putnam.com
With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	With a copy to: Bryan Chegwidden Ropes & Gray 1211 Avenue of the Americas New York, NY 10036-8704 Email:bryan_chegwidden@ropesgray.com

5.              Term and Termination.

(a)            This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)           This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

6.              Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.              Assignment; Amendment; Miscellaneous

(a)            This Agreement may not be assigned by either party without the prior written consent of the other.

(b)           This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)            In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)           In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)            The Acquiring Fund and Acquired Funds may file a copy of this Agreement with, or otherwise provide a copy to, the SEC or any other regulatory body if required by applicable law or if requested by the SEC or such regulatory body.

(f)            For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)           This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Putnam Premier Income Trust

Putnam Master Intermediate Trust

By:

/s/ Jonathan S. Horwitz
Name:	Jonathan S. Horwitz
Title:	Executive Vice President, Principal Executive Officer, and Compliance Liaison

Ft Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

Appendix A
Acquired Funds

Putnam Premier Income Trust

Putnam Master Intermediate Trust

FUND OF FUNDS INVESTMENT AGREEMENT

This Fund of Funds Investment Agreement (this “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made among FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange- Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below and as listed on Schedule A, severally and not jointly (each, the “Acquiring Fund”), and The Select Sector SPDR Trust, on behalf of each of its series listed on Schedule B, severally and not jointly (each, the “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or as an unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Fund, to invest in shares of other registered investment companies, such as the Acquired Fund, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, the Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund and the Acquired Fund desire to set forth the following terms pursuant to which the Acquiring Fund may invest in the Acquired Fund in reliance on the Rule.

1.	Terms of Investment

(a)    In order to help reasonably address the risk of undue influence on the Acquired Fund by the Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, the Acquiring Fund and the Acquired Fund agree as follows:

(i)           Redemptions. The Acquiring Fund acknowledges and agrees that it is not an Authorized Participant, as defined in Rule 6c-11 under the 1940 Act, and has no ability to directly redeem shares from the Acquired Fund.

(ii)         Scale of investment. Upon a reasonable request by the Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund. The Acquired Fund acknowledges and agrees that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

(b)    In order to assist the Acquiring Fund’s investment adviser or the Acquiring Fund’s principal underwriter or depositor, as applicable, with evaluating the complexity of the structure and fees and expenses associated with an investment in the Acquired Fund, the Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

(c)    As of the date of this Agreement, the Acquiring Fund is prohibited from making an initial acquisition of shares of the Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) in reliance on the Rule until: (1) the Acquiring Fund has provided written notice to the Acquired Fund of its intent to acquire shares of such Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) in reliance on the Rule, and (2) the Acquiring Fund has received written notice from the Acquired Fund (in the form attached as Appendix A hereto) that the Acquired Fund’s investment adviser has made the findings required for such investment under the Rule.

(d)    The agreements contained in paragraphs 1(a)(ii) and 1(b) apply only with respect to an investment by the Acquiring Fund in the Acquired Fund that exceeds the limits in Section 12(d)(1)(A)(i) of the 1940 Act.

2.	Covenants of the Acquired Fund

(a)    In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to the Acquired Fund; (ii) comply with its obligations under this Agreement; and promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)    The Acquired Fund agrees that any information regarding planned purchases or sales of shares of the Acquired Fund provided pursuant to Section 1 will be treated confidentially, used solely for the purposes of this Agreement, and will not be disclosed to any third party without the prior consent of the Acquiring Fund, except for directors/trustees, officers, employees, accountants, legal counsel, investment advisers and other advisers of the Acquired Fund and its affiliates on a need-to-know basis and solely for the purposes of this Agreement.

3.	Covenants of the Acquiring Fund.

(a)    In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if the Acquiring Fund fails to comply with the Rule with respect to its investment in the Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)    Any of the provisions of this Agreement notwithstanding, the Acquiring Fund represents and warrants to the Acquired Fund that it operates, and will continue to operate, in compliance with the 1940 Act, and the SEC’s rules and regulations thereunder. The Acquiring Fund agrees that the Acquired Fund is entitled to rely on the representations contained in this Agreement and that the Acquired Fund has no independent duty to monitor the Acquiring Fund’s or its investment adviser’s or, if applicable, its subadviser’s compliance with this Agreement, the 1940 Act, or the SEC’s rules and regulations thereunder.

(c)    The Acquiring Fund shall provide the Acquired Fund with information regarding the amount of the Acquiring Fund’s investments in the Acquired Fund upon the Acquired Fund’s reasonable request.

(d)    Notwithstanding anything herein to the contrary, to the extent the Acquiring Fund, the investment adviser to the Acquiring Fund or, if applicable, the subadviser to the Acquiring Fund has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker- dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, the Acquiring Fund will: (a) not make an investment in the Acquired Fund that causes the Acquiring Fund to hold 5% or more of the Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher c/o First Trust Portfolios, L.P 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	State Street Global Advisors One Iron Street Boston, MA 02210 Attn: Global Funds Management Email: NewFoFRule@SSGA.com

With a copy to: W. Scott Jardine, Esq. Attn: Legal Dept. First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	With a copy to: State Street Global Advisors One Iron Street Boston, MA 02210 Attn: Legal Department Email: NewFoFRule@SSGA.com

5.	Term and Termination; Assignment; Amendment

(a)    This Agreement shall be effective for the duration of the Acquired Fund’s and the Acquiring Fund’s reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated.

(b)    This Agreement shall continue until terminated in writing: (i) by either party upon sixty (60) days’ notice to the other party; or (ii) in the event of a material breach of this Agreement, upon written notice to the breaching party, which may be given in the sole discretion of the non- breaching party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)    This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by either party without the prior written consent of the other. Any purported assignment of rights in violation of this Section is void.

(d)    This Agreement may be amended only by a writing that is signed by each affected party.

(e)    In any action involving the Acquiring Fund under this Agreement, the Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any of the other Acquiring Funds.

(f)     In any action involving the Acquired Fund under this Agreement, the Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any of the other Acquired Funds.

(g)    The Acquiring Fund and the Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

6.	Indemnification

(a)    Each Fund (an “Indemnifying Fund”), severally and not jointly, agrees to hold harmless, indemnify and defend each other Fund (an “Indemnitee Fund”), including any principals, directors or trustees, officers, depositor, sponsor, employees and agents (“Agents”) of the Indemnitee Fund, against and from any and all losses, costs, expenses and liabilities incurred by or claims or actions (“Claims”) asserted against the Indemnitee Fund, including any of its Agents, to the extent such Claims result from a violation of any provision of this Agreement by the Indemnifying Fund or its Agents or result from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnifying Fund or its Agents in the performance of any of its duties or obligations hereunder. Any indemnification pursuant to this Section shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending the applicable Claims. Notwithstanding the foregoing, the Indemnifying Fund shall not be responsible for any Claim against the Indemnitee Fund or its Agents to the extent such Claim results from a violation of any provision of this Agreement by the Indemnitee Fund or its Agents or results from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnitee Fund or its Agents in the performance of any of its duties or obligations hereunder. This Section shall survive any termination of this Agreement.

(b)    Any liability pursuant to the forgoing provision shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other Acquiring Fund or Acquired Fund.

7.	Additional Funds

In the event that any party wishes to include one or more series in addition to those originally set forth on Schedule A or Schedule B (each such series a “New Fund”), such party shall so notify the other party in writing, and, upon written agreement, each New Fund shall hereunder become an Acquiring Fund or an Acquired Fund, as the case may be, and Schedule A or Schedule B, as appropriate, shall be amended accordingly.

8.	Severability

If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force and effect, if the essential terms and conditions of this Agreement for both parties remain valid, legal and enforceable.

9.	Governing Law

(a)    This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

(b)    In the case of the Acquired Fund and any Acquiring Fund that is a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of the applicable trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Massachusetts Trust.

10.	Consequential Damages

Under no circumstances will any party to this Agreement be liable to any person, including without limitation any other party to this Agreement, for any special, indirect or consequential loss or damages resulting from any act or failure to act in accordance with the provision of this Agreement, even if such party had been advised of the possibility of such loss or damages.

11.	Entire Agreement

(a)    This Agreement contains the entire understanding and agreement of the parties. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

(b)    The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between the Acquiring Fund and the Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to permit investments beyond the statutory limits of Section 12(d)(1)(A) and (B) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

THE SELECT SECTOR SPDR TRUST

(on behalf each of its series listed on Schedule B, severally and not jointly)

By:	/s/ Ann M. Carpenter
Name:	Ann M. Carpenter
Title:	Deputy Treasurer

[Remainder of page intentionally left blank; Acquiring Fund signature page follows]

FT Series (on behalf of each of its existing and future series, severally and not jointly)

By: First Trust Portfolios L.P.

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

(each on behalf of its existing and future series, severally and not jointly)

By:	/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

Appendix A

FORM OF ACQUIRED FUND NOTICE

[Date]

[Name]

c/o [Company]

[Address]

[City, State, Zip]

Fax:

Email:

Dear [Name]:

[Acquiring Fund Name] and [Acquired Fund Name] are parties to the Fund of Funds Investment Agreement dated [Date].

Please accept this letter as notice that SSGA Funds Management, Inc., the investment adviser to [Acquired Fund Name], has made the findings required under Rule 12d1-4 (the “Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), to permit [Acquiring Fund Name] to make an initial acquisition of shares of [Acquired Fund Name] in excess of the limits of Section 12(d)(1)(A)(i) of the 1940 Act in reliance on the Rule.

Sincerely,

[ACQUIRED FUND NAME]

Name:

Title:

Copy:	[Name] Attn: [ ] [Address] [City, State, Zip] Fax: Email:

SCHEDULE A

List of Acquiring Fund(s) to Which the Agreement Applies

Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

SCHEDULE B

List of Acquired Funds to Which the Agreement Applies

Acquired Funds

Fund Name	Ticker	Trust Name
The Communication Services Select Sector SPDR Fund	XLC	The Select Sector SPDR Trust
The Consumer Discretionary Select Sector SPDR Fund	XLY	The Select Sector SPDR Trust
The Consumer Staples Select Sector SPDR Fund	XLP	The Select Sector SPDR Trust
The Energy Select Sector SPDR Fund	XLE	The Select Sector SPDR Trust
The Financial Select Sector SPDR Fund	XLF	The Select Sector SPDR Trust
The Health Care Select Sector SPDR Fund	XLV	The Select Sector SPDR Trust
The Industrial Select Sector SPDR Fund	XLI	The Select Sector SPDR Trust
The Materials Select Sector SPDR Fund	XLB	The Select Sector SPDR Trust
The Real Estate Select Sector SPDR Fund	XLRE	The Select Sector SPDR Trust
The Technology Select Sector SPDR Fund	XLK	The Select Sector SPDR Trust
The Utilities Select Sector SPDR Fund	XLU	The Select Sector SPDR Trust

FUND OF FUNDS INVESTMENT AGREEMENT

This Fund of Funds Investment Agreement (this “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made among FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange- Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below and as listed on Schedule A, severally and not jointly (each, the “Acquiring Fund”), and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust (each, a “Trust”), each on behalf of their series listed on Schedule B, severally and not jointly (each, the “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or as an unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Fund, to invest in shares of other registered investment companies, such as the Acquired Fund, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, the Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund and the Acquired Fund desire to set forth the following terms pursuant to which the Acquiring Fund may invest in the Acquired Fund in reliance on the Rule.

1.	Terms of Investment

(a)    In order to help reasonably address the risk of undue influence on the Acquired Fund by the Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, the Acquiring Fund and the Acquired Fund agree as follows:

(i)             Redemptions. The Acquiring Fund acknowledges and agrees that it is not an Authorized Participant, as defined in Rule 6c-11 under the 1940 Act, and has no ability to directly redeem shares from the Acquired Fund.

(ii)           Scale of investment. Upon a reasonable request by the Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund. The Acquired Fund acknowledges and agrees that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

(b)    In order to assist the Acquiring Fund’s investment adviser or the Acquiring Fund’s principal underwriter or depositor, as applicable, with evaluating the complexity of the structure and fees and expenses associated with an investment in the Acquired Fund, the Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

(c)    As of the date of this Agreement, the Acquiring Fund is prohibited from making an initial acquisition of shares of the Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) in reliance on the Rule until: (1) the Acquiring Fund has provided written notice to the Acquired Fund of its intent to acquire shares of such Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) in reliance on the Rule, and (2) the Acquiring Fund has received written notice from the Acquired Fund (in the form attached as Appendix A hereto) that the Acquired Fund’s investment adviser has made the findings required for such investment under the Rule.

(d)    The agreements contained in paragraphs 1(a)(ii) and 1(b) apply only with respect to an investment by the Acquiring Fund in the Acquired Fund that exceeds the limits in Section 12(d)(1)(A)(i) of the 1940 Act.

2.	Covenants of the Acquired Fund

(a)    In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to the Acquired Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)    The Acquired Fund agrees that any information regarding planned purchases or sales of shares of the Acquired Fund provided pursuant to Section 1 will be treated confidentially, used solely for the purposes of this Agreement, and will not be disclosed to any third party without the prior consent of the Acquiring Fund, except for directors/trustees, officers, employees, accountants, legal counsel, investment advisers and other advisers of the Acquired Fund and its affiliates on a need-to-know basis and solely for the purposes of this Agreement.

3.	Covenants of the Acquiring Fund.

(a)    In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if the Acquiring Fund fails to comply with the Rule with respect to its investment in the Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)    Any of the provisions of this Agreement notwithstanding, the Acquiring Fund represents and warrants to the Acquired Fund that it operates, and will continue to operate, in compliance with the 1940 Act, and the SEC’s rules and regulations thereunder. The Acquiring Fund agrees that the Acquired Fund is entitled to rely on the representations contained in this Agreement and that the Acquired Fund has no independent duty to monitor the Acquiring Fund’s or its investment adviser’s or, if applicable, its subadviser’s compliance with this Agreement, the 1940 Act, or the SEC’s rules and regulations thereunder.

(c)    The Acquiring Fund shall provide the Acquired Fund with information regarding the amount of the Acquiring Fund’s investments in the Acquired Fund upon the Acquired Fund’s reasonable request.

(d)    Notwithstanding anything herein to the contrary, to the extent the Acquiring Fund, the investment adviser to the Acquiring Fund or, if applicable, the subadviser to the Acquiring Fund has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker- dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, the Acquiring Fund will: (a) not make an investment in the Acquired Fund that causes the Acquiring Fund to hold 5% or more of the Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher c/o First Trust Portfolios, L.P 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	State Street Global Advisors One Iron Street Boston, MA 02210 Attn: Global Funds Management Email: NewFoFRule@SSGA.com

With a copy to:	With a copy to:
W. Scott Jardine, Esq.	State Street Global Advisors
Attn: Legal Dept.	One Iron Street
First Trust Portfolios L.P.	Boston, MA 02210
120 E. Liberty Drive, Suite 400	Attn: Legal Department
Wheaton, IL 60187	Email: NewFoFRule@SSGA.com
Email: foflegal@ftportfolios.com

5.	Term and Termination; Assignment; Amendment

(a)    This Agreement shall be effective for the duration of the Acquired Fund’s and the Acquiring Fund’s reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated.

(b)    This Agreement shall continue until terminated in writing: (i) by either party upon sixty (60) days’ notice to the other party; or (ii) in the event of a material breach of this Agreement, upon written notice to the breaching party, which may be given in the sole discretion of the non- breaching party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)    This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by either party without the prior written consent of the other. Any purported assignment of rights in violation of this Section is void.

(d)    Other than as provided in Section 7(b), this Agreement may be amended only by a writing that is signed by each affected party.

(e)    In any action involving the Acquiring Fund under this Agreement, the Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any of the other Acquiring Funds.

(f)     In any action involving the Acquired Fund under this Agreement, the Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any of the other Acquired Funds.

(g)    The Acquiring Fund and the Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

6.	Indemnification

(a)    Each Fund (an “Indemnifying Fund”), severally and not jointly, agrees to hold harmless, indemnify and defend each other Fund (an “Indemnitee Fund”), including any principals, directors or trustees, officers, depositor, sponsor, employees and agents (“Agents”) of the Indemnitee Fund, against and from any and all losses, costs, expenses and liabilities incurred by or claims or actions (“Claims”) asserted against the Indemnitee Fund, including any of its Agents, to the extent such Claims result from a violation of any provision of this Agreement by the Indemnifying Fund or its Agents or result from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnifying Fund or its Agents in the performance of any of its duties or obligations hereunder. Any indemnification pursuant to this Section shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending the applicable Claims. Notwithstanding the foregoing, the Indemnifying Fund shall not be responsible for any Claim against the Indemnitee Fund or its Agents to the extent such Claim results from a violation of any provision of this Agreement by the Indemnitee Fund or its Agents or results from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnitee Fund or its Agents in the performance of any of its duties or obligations hereunder. This Section shall survive any termination of this Agreement.

(b)    Any liability pursuant to the forgoing provision shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other Acquiring Fund or Acquired Fund.

7.	Additional Funds; Removal of Funds

(a)    In the event that any party wishes to include one or more series in addition to those originally set forth on Schedule A or Schedule B (each such series a “New Fund”), such party shall so notify the other party in writing, and, upon written agreement, each New Fund shall hereunder become an Acquiring Fund or an Acquired Fund, as the case may be, and Schedule A or Schedule B, as appropriate, shall be amended accordingly.

(b)    In the event that a Trust wishes to no longer make the Acquired Fund available under this Agreement, the Trust shall so notify the Acquiring Fund in writing by providing the Acquiring Fund an amended Schedule B that does not include the Acquired Fund. Upon the Acquiring Fund’s receipt of such amended Schedule B, the amended Schedule B shall be made a part of this Agreement and supersede the prior Schedule B. Except as modified by amended Schedule B, all other terms and conditions of this Agreement shall remain in full force.

8.	Severability

If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force and effect, if the essential terms and conditions of this Agreement for both parties remain valid, legal and enforceable.

9.	Governing Law

(a)    This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

(b)    In the case of the Acquired Fund and any Acquiring Fund that is a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of the applicable Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Massachusetts Trust.

10.	Consequential Damages

Under no circumstances will any party to this Agreement be liable to any person, including without limitation any other party to this Agreement, for any special, indirect or consequential loss or damages resulting from any act or failure to act in accordance with the provision of this Agreement, even if such party had been advised of the possibility of such loss or damages.

11.	Entire Agreement

(a)    This Agreement contains the entire understanding and agreement of the parties. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

(b)    The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between the Acquiring Fund and the Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to permit investments beyond the statutory limits of Section 12(d)(1)(A) and (B) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

SPDR SERIES TRUST

SPDR INDEX SHARES FUNDS

SSGA ACTIVE TRUST

(each on behalf of their series listed on Schedule B, severally and not jointly)

By:	/s/ Ann M. Carpenter
Name:	Ann M. Carpenter
Title:	Vice President / Deputy Treasurer

[Remainder of page intentionally left blank; Acquiring Fund signature page follows]

FT Series (on behalf of each of its existing and future series, severally and not jointly)

By: First Trust Portfolios L.P.

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	CFO

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

(each on behalf of its existing and future series, severally and not jointly)

By:	/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

Appendix A

FORM OF ACQUIRED FUND NOTICE

[Date]

[Name]

c/o [Company]

[Address]

[City, State, Zip]

Fax:

Email:

Dear [Name]:

[Acquiring Fund Name] and [Acquired Fund Name] are parties to the Fund of Funds Investment Agreement dated [Date].

Please accept this letter as notice that SSGA Funds Management, Inc., the investment adviser to [Acquired Fund Name], has made the findings required under Rule 12d1-4 (the “Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), to permit [Acquiring Fund Name] to make an initial acquisition of shares of [Acquired Fund Name] in excess of the limits of Section 12(d)(1)(A)(i) of the 1940 Act in reliance on the Rule.

Sincerely,

[ACQUIRED FUND NAME]

Name:

Title:

Copy:	[Name] Attn: [ ] [Address] [City, State, Zip] Fax: Email:

SCHEDULE A

List of Acquiring Fund(s) to Which the Agreement Applies

Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

SCHEDULE B (as of 10-1-21)

List of Acquired Funds to Which the Agreement Applies

Fund Name	Ticker	Trust
SPDR Dow Jones International Real Estate ETF	RWX	SPDR Index Shares Funds
SPDR Dow Jones Global Real Estate ETF	RWO	SPDR Index Shares Funds
SPDR EURO STOXX 50 ETF	FEZ	SPDR Index Shares Funds
SPDR MSCI ACWI ex-US ETF	CWI	SPDR Index Shares Funds
SPDR Portfolio MSCI Global Stock Market ETF	SPGM	SPDR Index Shares Funds
SPDR MSCI ACWI Low Carbon Target ETF	LOWC	SPDR Index Shares Funds
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	EFAX	SPDR Index Shares Funds
SPDR MSCI EAFE StrategicFactors ETF	QEFA	SPDR Index Shares Funds
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	EEMX	SPDR Index Shares Funds
SPDR MSCI Emerging Markets StrategicFactors ETF	QEMM	SPDR Index Shares Funds
SPDR MSCI World StrategicFactors ETF	QWLD	SPDR Index Shares Funds
SPDR S&P Emerging Asia Pacific ETF	GMF	SPDR Index Shares Funds
SPDR S&P North American Natural Resources ETF	NANR	SPDR Index Shares Funds
SPDR S&P China ETF	GXC	SPDR Index Shares Funds
SPDR Portfolio Developed World ex-US ETF	SPDW	SPDR Index Shares Funds
SPDR S&P International Small Cap ETF	GWX	SPDR Index Shares Funds
SPDR Portfolio Emerging Markets ETF	SPEM	SPDR Index Shares Funds
SPDR S&P Emerging Markets Dividend ETF	EDIV	SPDR Index Shares Funds
SPDR S&P Emerging Markets Small Cap ETF	EWX	SPDR Index Shares Funds
SPDR S&P Global Dividend ETF	WDIV	SPDR Index Shares Funds
SPDR S&P Global Infrastructure ETF	GII	SPDR Index Shares Funds
SPDR S&P Global Natural Resources ETF	GNR	SPDR Index Shares Funds
SPDR S&P International Dividend ETF	DWX	SPDR Index Shares Funds
SPDR Portfolio Europe ETF	SPEU	SPDR Index Shares Funds
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	TIPX	SPDR Series Trust
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	BIL	SPDR Series Trust
SPDR Bloomberg Barclays Short Term International Treasury Bond ETF	BWZ	SPDR Series Trust
SPDR Portfolio Short Term Treasury ETF	SPTS	SPDR Series Trust
SPDR Portfolio Intermediate Term Treasury ETF	SPTI	SPDR Series Trust
SPDR Bloomberg Barclays 3-12 Month T-Bill ETF	BILS	SPDR Series Trust
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	EBND	SPDR Series Trust
SPDR Bloomberg Barclays Emerging Markets USD Bond ETF	EMHC	SPDR Series Trust
SPDR Bloomberg Barclays International Corporate Bond ETF	IBND	SPDR Series Trust
SPDR Bloomberg Barclays International Treasury Bond ETF	BWX	SPDR Series Trust
SPDR Bloomberg Barclays High Yield Bond ETF	JNK	SPDR Series Trust
SPDR Portfolio Intermediate Term Corporate Bond ETF	SPIB	SPDR Series Trust
SPDR Portfolio Long Term Corporate Bond ETF	SPLB	SPDR Series Trust
SPDR Portfolio Long Term Treasury ETF	SPTL	SPDR Series Trust
SPDR Nuveen Bloomberg Barclays Short Term Municipal Bond ETF	SHM	SPDR Series Trust
SPDR Nuveen Bloomberg Barclays Municipal Bond ETF	TFI	SPDR Series Trust
SPDR Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	HYMB	SPDR Series Trust
SPDR Portfolio Short Term Corporate Bond ETF	SPSB	SPDR Series Trust
SPDR Portfolio Aggregate Bond ETF	SPAB	SPDR Series Trust
SPDR Bloomberg Barclays Convertible Securities ETF	CWB	SPDR Series Trust
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	FLRN	SPDR Series Trust
SPDR Portfolio TIPS ETF	SPIP	SPDR Series Trust
SPDR Portfolio Mortgage Backed Bond ETF	SPMB	SPDR Series Trust
SPDR Portfolio Corporate Bond ETF	SPBO	SPDR Series Trust
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	SJNK	SPDR Series Trust
SPDR Bloomberg SASB Corporate Bond ESG Select ETF	RBND	SPDR Series Trust
SPDR Dow Jones REIT ETF	RWR	SPDR Series Trust
SPDR FactSet Innovative Technology ETF	XITK	SPDR Series Trust
SPDR FTSE International Government Inflation-Protected Bond ETF	WIP	SPDR Series Trust
SPDR Global Dow ETF	DGT	SPDR Series Trust
SPDR Portfolio High Yield Bond ETF	SPHY	SPDR Series Trust
SPDR ICE Preferred Securities ETF	PSK	SPDR Series Trust
SPDR MSCI USA StrategicFactors ETF	QUS	SPDR Series Trust
SPDR NYSE Technology ETF	XNTK	SPDR Series Trust
SPDR Russell 1000 Low Volatility Focus ETF	ONEV	SPDR Series Trust
SPDR Russell 1000 Momentum Focus ETF	ONEO	SPDR Series Trust
SPDR Russell 1000 Yield Focus ETF	ONEY	SPDR Series Trust
SPDR S&P 1500 Value Tilt ETF	VLU	SPDR Series Trust
SPDR S&P 1500 Momentum Tilt ETF	MMTM	SPDR Series Trust
SPDR S&P 500 ESG ETF	EFIV	SPDR Series Trust
SPDR S&P 500 Fossil Fuel Reserves Free ETF	SPYX	SPDR Series Trust
SPDR Portfolio S&P 500 Growth ETF	SPYG	SPDR Series Trust
SPDR Portfolio S&P 500 High Dividend ETF	SPYD	SPDR Series Trust
SPDR Portfolio S&P 500 ETF	SPLG	SPDR Series Trust
SPDR Portfolio S&P 500 Value ETF	SPYV	SPDR Series Trust
SPDR S&P Aerospace & Defense ETF	XAR	SPDR Series Trust
SPDR S&P Bank ETF	KBE	SPDR Series Trust
SPDR S&P Biotech ETF	XBI	SPDR Series Trust
SPDR S&P Capital Markets ETF	KCE	SPDR Series Trust
SPDR Portfolio S&P 1500 Composite Stock Market ETF	SPTM	SPDR Series Trust
SPDR S&P Health Care Equipment ETF	XHE	SPDR Series Trust
SPDR S&P Health Care Services ETF	XHS	SPDR Series Trust
SPDR S&P Dividend ETF	SDY	SPDR Series Trust
SPDR S&P Homebuilders ETF	XHB	SPDR Series Trust
SPDR S&P Insurance ETF	KIE	SPDR Series Trust
SPDR S&P Internet ETF	XWEB	SPDR Series Trust
SPDR S&P Kensho Clean Power ETF	CNRG	SPDR Series Trust
SPDR S&P Kensho Final Frontiers ETF	ROKT	SPDR Series Trust
SPDR S&P Kensho Future Security ETF	FITE	SPDR Series Trust
SPDR S&P Kensho Intelligent Structures ETF	SIMS	SPDR Series Trust
SPDR S&P Kensho New Economies Composite ETF	KOMP	SPDR Series Trust
SPDR S&P Kensho Smart Mobility ETF	HAIL	SPDR Series Trust
SPDR S&P Metals & Mining ETF	XME	SPDR Series Trust
SPDR S&P 400 Mid Cap Growth ETF	MDYG	SPDR Series Trust
SPDR S&P 400 Mid Cap Value ETF	MDYV	SPDR Series Trust
SPDR Portfolio S&P 400 Mid Cap ETF	SPMD	SPDR Series Trust
SPDR S&P Oil & Gas Equipment & Services ETF	XES	SPDR Series Trust
SPDR S&P Oil & Gas Exploration & Production ETF	XOP	SPDR Series Trust
SPDR S&P Pharmaceuticals ETF	XPH	SPDR Series Trust
SPDR S&P Regional Banking ETF	KRE	SPDR Series Trust
SPDR S&P Retail ETF	XRT	SPDR Series Trust
SPDR S&P Semiconductor ETF	XSD	SPDR Series Trust
SPDR S&P 600 Small Cap ETF	SLY	SPDR Series Trust
SPDR S&P 600 Small Cap Growth ETF	SLYG	SPDR Series Trust
SPDR Portfolio S&P 600 Small Cap ETF	SPSM	SPDR Series Trust
SPDR S&P 600 Small Cap Value ETF	SLYV	SPDR Series Trust
SPDR S&P Software & Services ETF	XSW	SPDR Series Trust
SPDR S&P Telecom ETF	XTL	SPDR Series Trust
SPDR S&P Transportation ETF	XTN	SPDR Series Trust
SPDR SSGA Gender Diversity Index ETF	SHE	SPDR Series Trust
SPDR SSGA US Large Cap Low Volatility Index ETF	LGLV	SPDR Series Trust
SPDR SSGA US Small Cap Low Volatility Index ETF	SMLV	SPDR Series Trust
SPDR Nuveen Municipal Bond ETF	MBND	SSGA Active Trust
SPDR DoubleLine Total Return Tactical ETF	TOTL	SSGA Active Trust
SPDR SSGA Ultra Short Term Bond ETF	ULST	SSGA Active Trust
SPDR DoubleLine Emerging Markets Fixed Income ETF	EMTL	SSGA Active Trust
SPDR Blackstone Senior Loan ETF	SRLN	SSGA Active Trust

Information Classification: Limited Access

FUND OF FUNDS INVESTMENT AGREEMENT

This Fund of Funds Investment Agreement (this “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made among FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange- Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below and as listed on Schedule A, severally and not jointly (each, the “Acquiring Fund”), and SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust, severally and not jointly (each, the “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Acquired Fund is a unit investment trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”);

WHEREAS, each Acquiring Fund is registered with the SEC as an investment company under the 1940 Act or as an unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Fund, to invest in shares of other registered investment companies, such as the Acquired Fund, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, the Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund and the Acquired Fund desire to set forth the following terms pursuant to which the Acquiring Fund may invest in the Acquired Fund in reliance on the Rule.

1.	Terms of Investment

(a)    In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in the Acquired Fund, the Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

(b)    The agreement contained in paragraph 1(a) applies only with respect to an investment by the Acquiring Fund in the Acquired Fund that exceeds the limits in Section 12(d)(1)(A)(i) of the 1940 Act.

2.	Covenants of the Acquired Fund

In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to the Acquired Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Covenants of the Acquiring Fund.

(a)    In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if the Acquiring Fund fails to comply with the Rule with respect to its investment in the Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)    Any of the provisions of this Agreement notwithstanding, the Acquiring Fund represents and warrants to the Acquired Fund that it operates, and will continue to operate, in compliance with the 1940 Act, and the SEC’s rules and regulations thereunder. The Acquiring Fund agrees that the Acquired Fund is entitled to rely on the representations contained in this Agreement and that the Acquired Fund has no independent duty to monitor the Acquiring Fund’s or its investment adviser’s or, if applicable, its subadviser’s compliance with this Agreement, the 1940 Act, or the SEC’s rules and regulations thereunder.

(c)    The Acquiring Fund shall provide the Acquired Fund with information regarding the amount of the Acquiring Fund’s investments in the Acquired Fund upon the Acquired Fund’s reasonable request.

(d)    Notwithstanding anything herein to the contrary, to the extent the Acquiring Fund, the investment adviser to the Acquiring Fund or, if applicable, the subadviser to the Acquiring Fund has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker- dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, the Acquiring Fund will: (a) not make an investment in the Acquired Fund that causes the Acquiring Fund to hold 5% or more of the Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher

c/o First Trust Portfolios, L.P

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

With a copy to:

W. Scott Jardine, Esq.

Attn: Legal Dept.

First Trust Portfolios L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

State Street Global Advisors

One Iron Street

Boston, MA 02210

Attn: Global Funds Management

Email: NewFoFRule@SSGA.com

With a copy to:

State Street Global Advisors

One Iron Street

Boston, MA 02210

Attn: Legal Department

Email: NewFoFRule@SSGA.com

5.	Term and Termination; Assignment; Amendment

(a)    This Agreement shall be effective for the duration of the Acquired Fund’s and the Acquiring Fund’s reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated.

(b)    This Agreement shall continue until terminated in writing: (i) by either party upon sixty (60) days’ notice to the other party; or (ii) in the event of a material breach of this Agreement, upon written notice to the breaching party, which may be given in the sole discretion of the non- breaching party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)    This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by either party without the prior written consent of the other. Any purported assignment of rights in violation of this Section is void.

(d)    This Agreement may be amended only by a writing that is signed by each affected party.

(e)    In any action involving the Acquiring Fund under this Agreement, the Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any of the other Acquiring Funds.

(f)     In any action involving the Acquired Fund under this Agreement, the Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any of the other Acquired Funds.

(g)    The Acquiring Fund and the Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

6.	Indemnification

(a)    Each Fund (an “Indemnifying Fund”), severally and not jointly, agrees to hold harmless, indemnify and defend each other Fund (an “Indemnitee Fund”), including any principals, directors or trustees, officers, depositor, sponsor, employees and agents (“Agents”) of the Indemnitee Fund, against and from any and all losses, costs, expenses and liabilities incurred by or claims or actions (“Claims”) asserted against the Indemnitee Fund, including any of its Agents, to the extent such Claims result from a violation of any provision of this Agreement by the Indemnifying Fund or its Agents or result from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnifying Fund or its Agents in the performance of any of its duties or obligations hereunder. Any indemnification pursuant to this Section shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending the applicable Claims. Notwithstanding the foregoing, the Indemnifying Fund shall not be responsible for any Claim against the Indemnitee Fund or its Agents to the extent such Claim results from a violation of any provision of this Agreement by the Indemnitee Fund or its Agents or results from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnitee Fund or its Agents in the performance of any of its duties or obligations hereunder. This Section shall survive any termination of this Agreement.

(b)    Any liability pursuant to the forgoing provision shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other Acquiring Fund or Acquired Fund.

7.	Additional Funds

In the event that any party wishes to include one or more series in addition to those originally set forth on Schedule A (each such series a “New Fund”), the party shall so notify the Acquired Fund in writing, and, upon written agreement, each New Fund shall hereunder become an Acquiring Fund and Schedule A shall be amended accordingly.

8.	Severability

If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force and effect, if the essential terms and conditions of this Agreement for both parties remain valid, legal and enforceable.

9.	Governing Law

(a)    This Agreement shall be construed in accordance with the laws of the State of New York.

(b)    In the case of any Acquiring Fund that is a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of the applicable Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Massachusetts Trust.

10.	Consequential Damages

Under no circumstances will any party to this Agreement be liable to any person, including without limitation any other party to this Agreement, for any special, indirect or consequential loss or damages resulting from any act or failure to act in accordance with the provision of this Agreement, even if such party had been advised of the possibility of such loss or damages.

11.	Entire Agreement

(a)    This Agreement contains the entire understanding and agreement of the parties. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

(b)    The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between the Acquiring Fund and the Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to permit investments beyond the statutory limits of Section 12(d)(1)(A) and (B) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

SPDR S&P 500 ETF TRUST

SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST

(severally and not jointly)

By:	STATE STREET GLOBAL ADVISORS TRUST COMPANY, not in its general corporate capacity but solely as Trustee of each Acquired Fund
By:	/s/ Ellen M. Needham
Name:	Ellen M. Needham
Title:	Senior Managing Director

[Remainder of page intentionally left blank; Acquiring Fund signature page follows]

FT Series (on behalf of each of its existing and future series, severally and not jointly)

By: First Trust Portfolios L.P.

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	CFO

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

(each on behalf of its existing and future series, severally and not jointly)

By:	/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

SCHEDULE A

List of Acquiring Fund(s) to Which the Agreement Applies

Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

RULE 12dl-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and The New America High Income Fund, Inc. (the “Acquired Fund”), a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by T. Rowe Price Associates, Inc. (the “Adviser”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, the Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser;

WHEREAS, Section 12(d)(l)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(l)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(l)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Fund, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of the Acquired Fund in excess of certain limitations of Section 12(d)(l) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.              Terms of Investment.

(a)            In accordance with the Rule, the Acquiring Funds and the Acquired Fund agree that the Acquiring Funds may invest in the Acquired Fund in reliance on the Rule and as provided herein.

(b)           ln order to help reasonably address the risk of undue influence on the Acquired Fund by an Acquiring Fund, the Acquired Fund and each Acquiring Fund agree as follows:

(i)             an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) the Acquired Fund;

(ii)           no Acquiring Fund intends to purchase or otherwise acquire securities issued by the Acquired Fund in excess of the limits in Section 12(d)(l)(A)(i) of the 1940 Act (i.e., the 3% Limit); however, if an Acquiring Fund does purchase or acquire securities issued by the Acquired Fund in excess of the 3% Limit, it will provide notice of such purchase or acquisition to the Acquired Fund pursuant to Section 3(b)(i)(ii) and (iv); and

(iii)           (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B) an Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than Echo Voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)           In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in the Acquired Fund, the Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of the Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of the Acquired Fund shall be provided through delivery or access to publicly available documents.

2.              Representations of the Acquired Fund.

In connection with any investment by an Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to the Acquired Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.              Representations of the Acquiring Funds.

(a)            In connection with any investment by an Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in the Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

(b)           An Acquiring Fund shall promptly notify the Acquired Fund:

i.	of any purchase or acquisition of shares in the Acquired Fund that causes the Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;
ii.	of any purchase or acquisition of shares in the Acquired Fund that causes the Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;
iii.	where the Acquiring Fund and its advisory group as such term is defined in the Rule, individually or in the aggregate, hold more than 25% of the Acquired Fund’s total outstanding voting securities; and
iv.	if at any time the Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)            The requirements set forth in Sections 3(6)(i) and 3(b)(ii) shall not apply where an Acquiring Fund’s full portfolio is sub-advised by any affiliate of the Adviser.

(d)           An Acquiring Fund shall provide the Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

4.              Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher	Ellen E. Terry
First Trust Portfolios L.P.	The New America High Income Fund,
120 E. Liberty Drive, Suite 400	Inc.
Wheaton, IL 60187	33 Broad Street
Email: fotlegal@ftportfolios.com	Boston, MA 02109
Email: eterry@newamerica-hyb.com

With a copy to:

W. Scott Jardine, Esq.
Attn: Legal Department
First Trust Portfolios L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
Email: foflegal@ftportfolios.com

5.              Term and Termination.

(a)            This Agreement shall be effective for the duration of the Acquired Fund’s and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in the Acquired Fund made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)           This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund shall not terminate the Agreement as to other Acquiring Funds that are parties hereto.

(c)            This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and the Acquired Fund that are parties hereto.

6.              Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and the Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the Acquired Fund.

7.              Assignment; Amendment; Miscellaneous

(a)            This Agreement may not be assigned by either party without the prior written consent of the other.

(b)           This Agreement may be amended only by a writing that is signed by each affected party.

(c)            In any action involving the Acquiring Funds under this Agreement, the Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)           The Acquiring Fund and the Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(e)            This Agreement shall be construed on behalf of the Acquired Fund in accordance with the laws of the State of organization of the Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By: The New America High Income Fund, Inc.

/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President

FT Series on behalf of each of its existing and future series

BY: FIRST TRUST PORTFOLIOS L.P. on behalf of Acquiring Funds

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

RULE 12d1-4
UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by TCW Investment Management Company LLC(the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.              Terms of Investment.

(a)            In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)           In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)  an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)                  no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)                 (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B) an Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than Echo Voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least 60 days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)            In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.              Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.              Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.              Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Alan Rooney	Joseph Kelly
First Trust Portfolios L.P.	c/o TCW Investment Management
120 E. Liberty Drive, Suite 400	Company LLC
Wheaton, IL 60187	865 South Figueroa Street
Email: foflegal@ftportfolios.com	Los Angeles, CA 90017
Email: Joseph.Kelly@tcw.com

With a copy to:	With a copy to:

W. Scott Jardine, Esq.	Meredith Jackson
Attn: Legal Department	Attn: Legal Dept.
First Trust Portfolios L.P.	TCW Investment Management
120 E. Liberty Drive, Suite 400	Company LLC
Wheaton, IL 60187	865 South Figueroa Street
Email: foflegal@ftportfolios.com	Los Angeles, CA 90017
Email: Meredith.Jackson@tcw.com

5.              Term and Termination.

(a)            This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)           This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)            This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.              Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.              Assignment; Amendment; Miscellaneous

(a)            This Agreement may not be assigned by either party without the prior written consent of the other.

(b)           This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)            In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)           In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)            The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)            For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)           This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Closed-End Funds advised by TCW Investment Management Company LLC

By: TCW Investment Management Company LLC on behalf of Acquired Funds

Name:	/s/ Patrick Dennis
Title:	Senior Vice President, Associate General Counsel

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

Appendix A
Acquired Funds

TCW Strategic Income Fund, Inc.

FORM OF RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, dated as of January 19, 2022, between FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and each series of VanEck ETF Trust (except such series listed on Schedule B which may be amended from time to time), severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Fund[s], the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act,;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule.

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund(s) and the Acquired Fund(s) desire to set forth the following terms pursuant to which the Acquiring Fund(s) may invest in the Acquired Fund(s) in reliance on the Rule.

1.	Terms of Investment.

(a)            In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule each Acquiring Fund and each Acquired Fund agree as follows:

(i)             In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, and Rule 6c-11 under the 1940 Act, the Acquired Fund may honor any redemption request from the Authorized Participant acting as an intermediary to execute the Acquiring Fund’s transaction partially or wholly in-kind.

(ii)           Timing/advance notice of transactions. Only upon the request of the Acquired Fund, the Acquiring Fund will use reasonable efforts to spread orders given to an Authorized Participant that reasonably are expected to result in that Authorized Participant redeeming shares from the Acquired Fund (greater than such percentage of the Acquired Fund’s total outstanding shares as the Acquired Fund shall establish, from time to time, which percentage may be amended, upon notification to the Acquiring Fund, in the sole discretion of the Acquired Fund) over multiple days or to provide advance notification of such orders to the Acquired Fund whenever practicable and only if consistent with the Acquiring Fund’s and its shareholders’ best interests. The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to sell the Acquired Fund shares and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any. The Acquiring Fund and Acquired Fund each acknowledge and agree that this voluntary notification provision does not apply to trades placed by the Acquiring Fund in secondary markets.

(iii)         Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund; provided, however, that the Acquiring Fund does not, in its sole discretion, determine that the requested information includes Material Non-Public Information.

(b)           In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement. Additionally, an Acquiring Fund shall promptly notify an Acquired Fund: (i) of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities; (ii) of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities; (iii) where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and (iv) if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

4.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher	VanEck Compliance Department
First Trust Portfolios, L.P.	c/o Van Eck Associates Corporation
120 E. Liberty Drive, Suite 400 Wheaton, IL 60187	666 Third Avenue, 9th Floor New York, NY 10017
Email: foflegal@ftportfolios.com	Email: compliance@vaneck.com
With a copy to:	With a copy to:
W. Scott Jardine, Esq.	Van Eck Associates Corporation
Attn: Legal Dept.	Attn: Legal Dept.
120 E. Liberty Drive, Suite 400 Wheaton, IL 60187	666 Third Avenue, 9th Floor New York, NY 10017
Email: foflegal@ftportfolios.com	Email: legalnotices@vaneck.com

5.	Term and Termination; Assignment; Amendment.

(a)             This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 5(b).

(b)            This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)             This Agreement may not be assigned by either party without the prior written consent of the other.

(d)            This Agreement may be amended only by a writing that is signed by each affected party, except that Schedule B to this Agreement may be amended by the Acquired Funds, in their sole discretion, by providing notice to the Acquiring Funds in accordance with Section 4.

(e)             In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual series of the Acquiring Fund(s) that are involved in the matter in controversy and not to any other series of the Acquiring Fund(s).

(f)             In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual series of the Acquired Funds that are involved in the matter in controversy and not to any other series of the Acquired Funds.

6.	Other

The First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange- Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each a “Trust”) are each a Massachusetts business trust, and a copy of the Declaration of Trust of each Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Trust or an Acquiring Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the Acquiring Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

VanEck ETF Trust

Signature	Name	Title
/s/ Laura Martinez	Laura I. Martinez	Vice President & Associate General Counsel

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P.

Signature	Name	Title
/s/ James M. Dykas	James M. Dykas	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

Signature	Name	Title
/s/ James M. Dykas	James M. Dykas	President and CEO

SCHEDULE A

[Reserved]

SCHEDULE B (as of September 30, 2021)

List of Series of VanEck ETF Trust to which the Agreement Does Not Apply

VanEck BDC Income ETF

VanEck CEF Muni Income ETF

VanEck Inflation Allocation ETF

VanEck Long/Flat Trend ETF

VanEck Muni Allocation ETF

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by Eaton Vance Management (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act as interpreted or modified by the SEC or its staff from time to time (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)               In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)               In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)                 an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)               no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)            (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B) an Acquiring Fund will vote on a non-routine matter in its own discretion (rather than Echo Voting) if it receives a timely request from the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 5 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)               In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if the Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Indemnification

(a)               Each Acquiring Fund agrees to hold harmless and indemnify each corresponding Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by, or claims or actions (“Claims”) asserted against, the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)               Each Acquired Fund agrees to hold harmless and indemnify each corresponding Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by, or Claims asserted against, the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)               Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual Acquiring Fund or Acquired Funds that are involved in the matter in controversy and not to other Funds or series.

5.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund: Kristi Maher First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	If to an Acquired Fund: Eaton Vance Management c/o Legal and Compliance Division Two International Place Boston, MA 02120 Email: Fundoffundnotices@eatonvance.co m
With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	With a copy to: Deidre E. Walsh Attn: Legal Dept. Two International Place Boston, MA 02110 Email: dwalsh@eatonvance.com
6.	Term and Termination.

(a)               This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, the Agreement shall continue in effect until terminated pursuant to this Section 6.

(b)               This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)               This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

7.	Survival Provision.

If this Agreement is terminated pursuant to Section 6(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

8.	Assignment; Amendment; Miscellaneous

(a)               This Agreement may not be assigned by either party without the prior written consent of the other.

(b)               This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 5.

(c)               In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)               In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)               The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)                For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)               This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CLOSED-END FUNDS LISTED ON APPENDIX A

Name:	/s/ Deidre Walsh
Title:	Vice President

FT SERIES ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

BY: FIRST TRUST PORTFOLIOS L.P. ON BEHALF OF ACQUIRING FUNDS

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

Appendix A Acquired Funds

Eaton Vance Tax-Advantaged Global Dividend Income Fund (ETG)

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (ETO)

Eaton Vance Enhanced Equity Income Fund (EOI)

Eaton Vance Enhanced Equity Income Fund II (EOS)

Eaton Vance Tax-Managed Buy-Write Income Fund (ETB)

Eaton Vance Tax-Managed Buy-Write Opportunities Fund (ETV)

Eaton Vance Tax-Advantaged Dividend Income Fund (EVT)

Eaton Vance Tax-Managed Diversified Equity Income Fund (ETY)

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (ETW)

Eaton Vance Tax-Managed Global Diversified Equity Income Fund (EXG)

Eaton Vance Tax-Managed Buy-Write Strategy Fund (EXD)

Eaton Vance Risk-Managed Diversified Equity Income Fund (ETJ)

RULE 12d1-4

UNIT INVESTMENT TRUST OF FIRST TRUST EXCHANGE-TRADED FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund, and First Trust Exchange-Traded AlphaDEX® Fund II, (each a “Trust”) on behalf of each applicable series, except such series listed on Appendix A, as may be amended from time to time, severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”); or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act; and

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter (the “Distributor”) or any registered brokers or dealers (“Brokers”) may knowingly sell shares of such registered investment company to other investment companies; and

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, as well as Distributors and Brokers to knowingly sell shares of the Acquired Funds to the Acquiring Funds in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of, and in reliance on the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule; and

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                  Terms of Investment.

(a)               In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein. The terms of this Agreement will only apply to those acquisitions made by an Acquiring Fund in reliance on the Rule. For the avoidance of doubt, an Acquiring Fund may, in its sole discretion, invest in an Acquired Fund in reliance on Section 12(d)(1)(G), if applicable, rather than the Rule. The parties hereto agree that the terms of this Agreement will not apply to the investments made by that Acquiring Fund in reliance on Section 12(d)(1)(G).

(b)               Each Acquired Fund operates as an exchange-traded fund and is designed to accommodate large investments and redemptions, whether from Acquiring Funds or other investors. Creation and redemption orders for shares of the Acquired Funds can only be submitted by brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Participation Agreement”) with the Acquired Funds’ distributor to transact in shares of the Acquired Funds. The Acquired Funds also have policies and procedures (the “Basket Policies”) that govern creations and redemptions of the Acquired Funds’ shares. Any creation or redemption order submitted by an Acquiring Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Participation Agreement. The Basket Policies include provisions that govern in-kind creations and redemptions, as well as cash transactions. In any event, the Acquiring Funds and the Acquired Funds generally expect that the Acquiring Funds will transact in shares in the Acquired Funds on the secondary market rather than through direct creation and redemption transactions with the Acquired Fund. The Acquired Funds believe that these material terms regarding an Acquiring Fund’s investment in shares of an Acquired Fund should assist the Acquired Fund’s investment adviser with making the required findings under the Rule.

(c)               In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.                  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or knowing sale of shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.                  Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or knowing sale of shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.                  Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: fundoffunds@ftportfolios.com	Kristi Maher First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: fundoffunds@ftportfolios.com
With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: fundoffunds@ftportfolios.com	With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: fundoffunds@ftportfolios.com

5.                  Term and Termination.

(a)               This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)               This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement with respect to an Acquired Fund, the respective Acquiring Fund may not purchase additional shares of the applicable Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)               This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.                  Assignment; Amendment; Miscellaneous

(a)               This Agreement may not be assigned by either party without the prior written consent of the other.

(b)               This Agreement may be amended only by a writing that is signed by each affected party.

(c)               In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)               In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)                The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)               For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)               This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Exchange-Traded AlphaDEX® Fund II

Name:	/s/ James M. Dykas
Title:	President and CEO

FT SERIES ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

BY: FIRST TRUST PORTFOLIOS L.P. ON BEHALF OF ACQUIRING FUNDS

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

Appendix A

Exchange-Traded Funds

First Trust Exchange-Traded Fund

All Series

First Trust Exchange-Traded Fund II

All Series

First Trust Exchange-Traded Fund III

All Series

First Trust Exchange-Traded Fund IV

All Series

First Trust Exchange-Traded Fund V

All Series

First Trust Exchange-Traded Fund VI

All Series

First Trust Exchange-Traded Fund VII

All Series

First Trust Exchange-Traded Fund VIII

All Series

First Trust Exchange-Traded AlphaDEX® Fund

All Series

First Trust Exchange-Traded AlphaDEX® Fund II

All Series

This Appendix A is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds, along with related requirements (the “12d1-4 Excluded Funds List”), all such additional terms and requirements being deemed incorporated by reference into this Agreement, which is maintained at First Trust’s website https://www.ftportfolios.com and is available as the 12d1-4 Excluded Funds List under the News & Literature tab for each First Trust-advised ETF, as such site is amended, supplemented or revised and in effect from time to time.

EXECUTION COPY

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT is dated as of January 19, 2022, among FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each an “Acquiring Trust” and collectively, the “Acquiring Trusts”), each on behalf of its separate existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below and as listed on Schedule A, as amended from time to time, severally and not jointly (each an “Acquiring Fund” and collectively, the “Acquiring Funds”), and PIMCO ETF Trust and PIMCO Equity Series, (each an “Acquired Trust” and collectively, the “Acquired Trusts”), each on behalf of its itself and its separate series listed on Schedule B, as amended from time to time or as such additional series are deemed to be added in the future, severally and not jointly (each, an “Acquired Fund” and collectively, the “Acquired Funds”).

WHEREAS, each Acquired Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”);

WHEREAS, each Acquiring Trust is registered with the SEC as an investment company under the 1940 Act or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act, and each Acquiring Fund is a series of an Acquiring Trust;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act, in relevant part, limits the extent to which an investment company, and any company or companies controlled by such company, may invest in shares of registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered open-end investment company, its principal underwriter or any registered brokers or dealers may knowingly sell shares of such registered open-end investment company to other investment companies, or any company or companies controlled by such companies, and Section 12(d)(1)(C) limits the extent to which an investment company, and any company or companies controlled by such company, may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act, as amended from time to time, (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule; and

WHEREAS, in accordance with the Rule, the parties desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the relevant Acquired Funds in reliance on the Rule.

NOW THEREFORE, in consideration of the potential benefits to the Acquiring Funds and the Acquired Funds arising out of an Acquiring Fund’s investment in an Acquired Fund, the parties, intending to be legally bound hereby, agree as follows.

1.	Terms of Investment.

(a)               Each Acquiring Fund and each Acquired Fund agree as follows:

(i)                 Scale of investment. Upon request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline and scale of its contemplated investments in the Acquired Fund and any maximum investment limits.

(ii)               Timing/advance notice of sales/redemptions. Each Acquiring Fund will use reasonable efforts to spread large sale/redemption requests (greater than 2% of the relevant Acquired Fund’s total outstanding shares) over multiple days or to provide advance notification of such large sale/redemption requests to the relevant Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. Each Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to sell/redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a sale/redemption request is submitted, if any.

(iii)            In-kind redemptions. Each Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind.

(b)               An Acquired Fund shall provide an Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund.

(c)               No Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act without prior written notice and written confirmation from the Acquired Fund.

2.	Representations of the Acquired Funds.

(a)               In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule applicable to Acquired Funds; and (ii) comply with its obligations under this Agreement.

3.	Representations of the Acquiring Funds.

(a)               In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule, with respect to its investment in such Acquired Fund, or this Agreement.

(b)               An Acquiring Fund shall promptly notify an Acquired Fund:

(i)                 of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

(ii)               of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities; and

(iii)            if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i) and (ii) above.

(c)               Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker or dealer, (ii) a bank or bank holding company, or (iii) a futures commission merchant or a swap dealer, (collectively, “Affiliates”), will: (a) provide each Acquired Trust with a complete list of such Affiliates (“List of Affiliates”) on or before the effective date of this Agreement; (b) promptly provide each Acquired Trust with an updated List of Affiliates following any change to such list; and (c) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund.

(d)               An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(e)               The Acquiring Fund and its Advisory Group, as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund within the meaning of Section 2(a)(9) of the 1940 Act.

(f)                If, as a result of a decrease in the outstanding voting securities of an Acquired Fund, an Acquiring Fund and its Advisory Group, in the aggregate, hold more than 25% of the outstanding voting securities of an Acquired Fund, each of those holders will vote its shares of the Acquired Fund in the same proportion as the vote of all other holders of the Acquired Fund’s shares; provided, however, that in circumstances where all holders of the outstanding voting securities of the Acquired Fund are required by this provision or otherwise under the Rule or Section 12(d)(1) of the 1940 Act to vote securities of the Acquired Fund in the same proportion as the vote of all other holders of such securities, the Acquiring Fund will seek instructions from its security holders with regard to the voting of all proxies with respect to such Acquired Fund securities and vote such proxies only in accordance with such instructions. Notwithstanding the foregoing, neither this paragraph nor the preceding paragraph shall apply if the Acquiring Fund is in the same group of investment companies (as defined in the Rule) as an Acquired Fund, or the Acquiring Fund’s investment sub-adviser or any person controlling, controlled by or under common control with the Acquiring Fund’s investment sub-adviser acts as the Acquired Fund’s investment adviser or depositor.

(g)               No Acquiring Fund or an affiliated person of an Acquiring Fund will cause any existing or potential investment by the Acquiring Fund in an Acquired Fund to influence the terms of any services or transactions among: (i) the Acquiring Fund or an affiliated person of an Acquiring Fund; and (ii) the Acquired Fund or an affiliated person of the Acquired Fund.

(h)               Each Acquiring Fund acknowledges and understands that an Acquired Fund reserves the right to reject any purchase of shares by an Acquiring Fund or any primary market purchase of shares by an Acquiring Fund through an Authorized Participant.

4.	Indemnification.

(a)               The Acquiring Funds, severally and not jointly, agree to hold harmless, indemnify and defend the Acquired Funds and the Acquired Trusts, including any of their principals, trustees, officers, employees and agents (“PIMCO Agents”), against and from any and all losses, costs, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund and/or the Acquired Trusts, including any PIMCO Agents, to the extent such Claims result from: (i) any untrue statement or alleged untrue statement of a material fact contained in an Acquiring Fund’s prospectus, statement of additional information or sales literature or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) a material breach by such Acquiring Fund of any provision of this Agreement; or (iii) a violation by such Acquiring Fund of the terms and conditions of the Rule. The indemnification provided for in this paragraph shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

(b)               The Acquired Funds, severally and not jointly, agree to hold harmless, indemnify and defend the Acquiring Funds and the Acquiring Trusts, including any of their principals, trustees, officers, employees and agents, against and from any and all losses, costs, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund and/or the Acquiring Trusts, including any of their principals, trustees, officers, employees and agents, to the extent such Claims result from: (i) any untrue statement or alleged untrue statement of a material fact contained in an Acquired Fund’s prospectus, statement of additional information or sales literature or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) a material breach by such Acquired Fund of any provision of this Agreement; or (iii) a violation by such Acquired Fund of the terms and conditions of the Rule. The indemnification provided for in this paragraph shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

(c)               To the greatest extent permitted by applicable law, and without limiting the generality of the foregoing, in no event will either party be liable for any indirect, special, incidental, punitive or consequential damages or any similar damages or losses resulting from any action or failure to act under this Agreement, and each party hereby irrevocably and unconditionally waives any right that it may have to claim and recover any such damages, even if it has informed the other party of the possibility or likelihood of such damages.

5.	Materials.

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information, each Acquiring Fund agrees to:

(a)               Refer to such Acquired Funds as, for example, the “PIMCO [             ] Fund”; and

(b)               Include the following notice within reasonable proximity to the reference to such Acquired Fund:

None of Pacific Investment Management Company LLC, PIMCO Investments LLC, [Acquired Trust], or the PIMCO [               ] Fund make any representations regarding the advisability of investing in [Name of Acquiring Fund.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to an Acquiring Trust:	If to an Acquired Trust:

Kristi Maher	PIMCO ETF Trust
c/o First Trust Portfolios, L.P.	Attn: Ryan Leshaw
120 E. Liberty Drive, Suite 400	650 Newport Center Drive
Wheaton, IL 60187	Newport Beach, CA 92660
Email: foflegal@ftportfolios.com	Telephone: (800) 927-4648
Email: ETFPANotification@pimco.com

With a copy to:
W. Scott Jardine, Esq.	PIMCO Equity Series
Attn: Legal Dept.	Attn: Ryan Leshaw
First Trust Portfolios L.P.	650 Newport Center Drive
120 E. Liberty Drive, Suite 400	Newport Beach, CA 92660
Wheaton, IL 60187	Telephone: (800) 927-4648
Email: foflegal@ftportfolios.com	Email: ETFPANotification@pimco.com

7.	Addition of New Acquiring Funds and Removal of Acquired Funds.

Schedule A lists the Acquiring Funds in existence as of the date of this Agreement, and Schedule B lists the Acquired Funds in existence as of the date of this Agreement. Additional Acquired Funds may be added to Schedule B from time to time pursuant to Section 8(e) of this Agreement. Notwithstanding anything herein to the contrary, Acquired Funds may be removed from Schedule B by the applicable Acquired Trust upon 60 days’ advance written notice to the relevant Acquiring Trust(s) pursuant to Section 8(b) of this Agreement. Additional Acquiring Funds may be created from time to time. The parties agree that in the event a series of an Acquiring Trust desires to become an Acquiring Fund after the date of this Agreement and invests in an Acquired Fund listed on Schedule B in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule, such investment shall be governed by the terms of this Agreement and the relevant Acquiring Fund shall be deemed to be added to Schedule A as of the date of the initial investment by an Acquiring Fund in an Acquired Fund in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule and this Agreement. Each Acquiring Trust will promptly provide each Acquired Trust with an updated Schedule A reflecting any new Acquiring Fund(s) added to this Agreement pursuant to this section.

8.	Term, Termination, Governing Law, Assignment, Amendment.

(a)               This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, the Agreement shall continue in effect until terminated pursuant to Section 8(b).

(b)               This Agreement shall continue until terminated, either in its entirety or with respect to one or more specific Acquired Fund(s) or Acquiring Fund(s), by either party upon 60 days’ advance written notice to the other party.

(c)               This Agreement will be governed by Delaware law without regard to choice of law principles.

(d)               This Agreement may not be assigned by either party without the prior written consent of the other.

(e)               This Agreement, with the exception of modifications of Schedule A and Schedule B consistent with Section 7 of this Agreement, may be amended or modified only by a writing that is signed by an authorized representative of each party.

(f)                In any action involving a party to this Agreement, each party agrees to look solely to the relevant individual Acquiring Fund or Acquired Fund that is involved in the matter in controversy and not to any other series of the relevant Acquiring Trust or Acquired Trust.

(g)               In the case of any Acquiring Fund that is a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of the applicable Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, or shareholder of the Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Massachusetts Trust.

9.	Fund by Fund Basis.

This Agreement is executed by each Acquiring Trust on behalf of its respective Acquiring Funds, and each Acquired Trust on behalf of its respective Acquired Funds. Each Acquired Trust acknowledges that (i) the obligations hereunder are binding only upon the Acquiring Fund to which such obligations pertain and the assets and property of such Acquiring Fund, and (ii) no trustee, officer, or shareholder assumes any personal liability for obligations entered into on behalf of an Acquiring Fund; and (iii) the obligations of each Acquiring Fund under this Agreement shall be several and not joint, and the assets of one Acquiring Fund shall not be liable for the obligations of another Acquiring Fund. Each Acquiring Trust acknowledges that (i) the obligations hereunder are binding only upon the Acquired Fund to which such obligations pertain and the assets and property of such Acquired Fund, and (ii) no trustee, officer, or shareholder assumes any personal liability for obligations entered into on behalf of an Acquired Fund; and (iii) the obligations of each Acquired Fund under this Agreement shall be several and not joint, and the assets of one Acquired Fund shall not be liable for the obligations of another Acquired Fund.

10.	Miscellaneous.

(a)               Severability. If any one or more provisions in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, the remainder of this Agreement will remain in full effect.

(b)               Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

(c)               Survival. Sections 4. Indemnification, 5. Materials, 8. Term, Termination, Governing Law, Assignment, Amendment, and 9. Fund by Fund Basis, shall survive the any termination hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PIMCO ETF Trust

Name of Authorized Signer	Print	/s/ Eric Johnson
Title: President	Eric Johnson	Signature

PIMCO Equity Series

Name of Authorized Signer	Print	/s/ Eric Johnson
Title: President	Eric Johnson	Signature

FT SERIES

Name of Authorized Signer	Print	/s/ James M. Dykas
Title: Chief Financial Officer	James M. Dykas	Signature

FIRST TRUST EXCHANGE-TRADED FUND

FIRST TRUST EXCHANGE-TRADED FUND II

FIRST TRUST EXCHANGE-TRADED FUND III

FIRST TRUST EXCHANGE-TRADED FUND IV

FIRST TRUST EXCHANGE-TRADED FUND V

FIRST TRUST EXCHANGE-TRADED FUND VI

FIRST TRUST EXCHANGE-TRADED FUND VII

FIRST TRUST EXCHANGE-TRADED FUND VIII

FIRST TRUST SERIES FUND

FIRST TRUST VARIABLE INSURANCE TRUST

(each on behalf of its existing and future series, severally and not jointly)

Name of Authorized Signer	Print	/s/ James M. Dykas
Title: President and CEO	James M. Dykas	Signature

SCHEDULE A - LIST OF ACQUIRING FUNDS

As of January 19, 2022

Acquiring Funds

FT Series

40/60 Strategic Allocation Portfolio

60/40 Strategic Allocation Portfolio

75/25 Strategic Allocation Portfolio

Balanced Income Equity and ETF Portfolio

Core Three Income Allocation Portfolio

Diversified Fixed Income ETF Portfolio

Interest Rate Hedge and ETF Portfolio

Limited Duration Fixed Income ETF Portfolio

Municipal Advantage Closed-End and ETF Portfolio

Municipal Income ETF Portfolio

Senior Loan and Limited Duration ETF Portfolio

First Trust Exchange-Traded Fund VIII

First Trust Municipal CEF Income Opportunity ETF

First Trust CEF Income Opportunity ETF

SCHEDULE B - LIST OF ACQUIRED FUNDS

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index ETF

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by Invesco Investment Advisers, LLC (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)       In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)      In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)         an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)       no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)    except as otherwise required, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c)       In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:
Alan Rooney First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	Invesco Investment Advisers LLC Attn: General Counsel 11 Greenway Plaza, Suite 100 Houston, TX 77046 Fax: Email: veronica.castillo@invesco.com
With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	With a copy to: Client Contracts Email: dealersupport@invesco.com

5.	Term and Termination.

(a)               This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)               This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)               This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a)                  This Agreement may not be assigned by either party without the prior written consent of the other.

(b)                  This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)                  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)                  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)                  The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)                   For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)                  This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CLOSED-END FUNDS ADVISED BY INVESCO INVESTMENT ADVISERS, LLC, SEVERALLY AND NOT JOINTLY

BY: INVESCO INVESTMENT ADVISERS, LLC ON BEHALF OF ACQUIRED FUNDS

Name:	/s/ Elizabeth Nelson
Title:	Assistant Secretary

FT SERIES ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

BY: FIRST TRUST PORTFOLIOS L.P. ON BEHALF OF ACQUIRING FUNDS

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

Appendix A

Acquired Funds

Invesco Bond Fund (VBF)

Invesco High Income Trust II (VLT)

Invesco

RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (“Effective Date”), is made among FT Series, , First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”) and the Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, on behalf of each of their series (except such series listed on Schedule B, as may be amended from time to time), severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”); or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act, and

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies and Section 12(d)(1)(B) limits the extent to which a registered open-end investment company, its principal underwriter (“Distributor”) or any brokers or dealers registered under the Securities Exchange Act of 1934 (“Brokers”) may knowingly sell shares of such registered investment company to other investment companies; and

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits (i) registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1)(A) of the 1940 Act, and (ii) registered open-end investment companies, such as the Acquired Funds, as well as the Distributor and Brokers, knowingly to sell shares of the Acquired Funds to the Acquiring Funds in excess of the limits of Section 12(d)(1)(B) of the 1940 Act, subject to compliance with the conditions of, and in reliance on, the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A), in reliance on the Rule; and

WHEREAS, an Acquired Fund, Distributor, or Broker, from time to time, may knowingly sell Shares of one or more Acquired Funds to an Acquiring Fund in excess of the limitations of Section 12(d)(1)(B) in reliance on the Rule; and

WHEREAS, to date such investments have been governed by SEC exemptive relief that will be rescinded on the Effective Date;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and the Acquired Funds, Distributor, or Broker may sell shares of the Acquired Funds to the Acquiring Funds in reliance on the Rule.

1.	Terms of Investment

(a)                The Funds note that each Acquired Fund operates as an exchange-traded fund and is designed to accommodate large investments and redemptions, whether from Acquiring Funds or other investors. Creation and redemption orders for shares of the Acquired Funds can only be submitted by Brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Participation Agreement”) with the Acquired Funds’ distributor to transact in shares of the Acquired Funds. The Acquired Funds also have policies and procedures (the “Basket Policies”) that govern creations and redemptions of the Acquired Funds’ shares. Any creation or redemption order submitted by an Acquiring Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Participation Agreement. The Basket Policies include provisions that govern in- kind creations and redemptions, as well as cash transactions. In any event, the Funds generally expect that the Acquiring Funds will transact in shares in the Acquired Funds on the secondary market rather than through direct creation and redemption transactions with the Acquired Fund. The Funds believe that these material terms regarding an Acquiring Fund’s investment in shares of an Acquired Fund should assist the Acquired Fund’s investment adviser with making the required findings under the Rule. .

(b)               In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or knowing sale of shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations and warranties of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or knowing sale of Shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in Ineligible Funds (as defined in Schedule B).

4.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher First Trust Portfolios, L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	Invesco ETFs 3500 Lacey Road, Suite 700 Downers Grove, IL 60551 Attn: General Counsel Email: 12d-1request@invesco.com
With a copy to: W. Scott Jardine, Esq. Attn: Legal Dept. First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	With a copy to: Client Contracts Email: dealersupport@invesco.com

5.	Term and Termination; Assignment; Amendment

(a)                This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b)               This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)                This Agreement may not be assigned by either party without the prior written consent of the other.

(d)               This Agreement may be amended, including the addition of Acquiring Funds to Schedule A, only in writing that is signed by each affected party, except that Schedule B to this Agreement may be amended by the Acquired Funds, in their sole discretion. Once a fund has been placed on the Ineligible Funds list in Schedule B, an Acquiring Fund may not purchase shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on Rule 12d1-4.”

(e)                In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund(s) that are involved in the matter in controversy and not to any other series of the Acquiring Funds.

(f)                In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund(s) that are involved in the matter in controversy and not to any other series of the Acquired Funds.

6.	Miscellaneous

(a)                Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings, and negotiations.

(b)               Counterparts. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which together constitute one and the same instrument.

(c)                Severability. If any provision of this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

(d)               The First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each a "Trust") are each a Massachusetts business trust, and a copy of the Declaration of Trust of each Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Trust or an Acquiring Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the Acquiring Fund. Similarly, for any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

Signatures appear on the following page.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FT SERIES ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

BY: FIRST TRUST PORTFOLIOS L.P.

James M. Dykas	James M. Dykas	/s/ James M. Dykas
Name of Authorized Signer	Print	Signature
Title: CFO

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

James M. Dykas	James M. Dykas	/s/ James M. Dykas
Name of Authorized Signer	Print	Signature

INVESCO EXCHANGE-TRADED FUND TRUST

INVESCO EXCHANGE-TRADED FUND TRUST II

INVESCO INDIA EXCHANGE-TRADED FUND TRUST

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

Adam Henkel	Adam Henkel	/s/ Adam Henkel
Name of Authorized Signer	Print	Signature
Title: Secretary

SCHEDULE A

Applicable Funds

Acquiring Funds

FT Series

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

SCHEDULE B

Ineligible Funds

Effective January 19, 2022

This Schedule B includes Funds that are not permissible for investment by the Acquiring Funds in reliance on this Agreement (the “Ineligible Funds”).

This Schedule B may be amended, supplemented, or revised at any time. Upon written notice by Acquired Funds to Acquiring Funds this Schedule B may be maintained on www.invesco.com.

Ineligible Funds under Exchange-Traded Fund Trust

Invesco Global Listed Private Equity ETF (PSP)

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

Invesco Zacks Mid-Cap ETF (CZA)

Invesco Zacks Multi-Asset Income ETF (CVY)

Invesco Raymond James SB-1 Equity ETF (RYJ)

Invesco S&P Spin-Off ETF (CSD)

Ineligible Funds under Exchange-Traded Fund Trust II

Invesco CEF Income Composite ETF (PCEF)

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

Invesco Alerian Galaxy Crypto Economy ETF (SATO)

Invesco KBW High Dividend Yield Financial ETF (KBWD)

Ineligible Funds under Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Balanced Multi-Asset Allocation ETF (PSMB)

Invesco Conservative Multi-Asset Allocation ETF (PSMC)

Invesco Growth Multi-Asset Allocation ETF (PSMG)

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

Invesco Ultra Short Duration ETF (GSY)

Invesco Total Return Bond ETF (GTO)

Ineligible Funds under Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Optimum Yield Diversified Commodity Strategy No K-1 (PDBC)

Ineligible Funds under Invesco Exchange-Traded Self-Indexed Fund Trust

Invesco Defensive Equity ETF (DEF)

RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, dated as of January 19, 2022, among the FT Series, First Trust Exchange- Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below (each, an “Investing Fund”), severally and not jointly, and the investment trusts listed on Schedule A, on behalf of themselves and their respective series also listed on Schedule A, severally and not jointly (each, a “Vanguard Fund” and together with the Investing Funds, the “Funds”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act ;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered open-end investment company, its principal underwriter (“Distributor”) or registered brokers or dealers (“Brokers”) may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits (i) registered investment companies, such as the Investing Funds, to invest in shares of other registered investment companies, such as the Vanguard Funds, in excess of the limits of Section 12(d)(1)(A) of the 1940 Act, and (ii) registered investment companies, such as the Vanguard Funds, as well as the Distributor and Brokers, knowingly to sell shares of the Vanguard Funds to the Investing Funds in excess of the limits of Section 12(d)(1)(B) of the 1940 Act, subject to compliance with the conditions of the Rule;

WHEREAS, an Investing Fund may, from time to time, invest in shares of one or more Vanguard Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule; and

WHEREAS, a Vanguard Fund, Distributor, or Broker, from time to time, may knowingly sell Shares of one or more Vanguard Funds to an Investing Fund in excess of the limitations of Section 12(d)(1)(B) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Investing Funds and the Vanguard Funds desire to set forth the following terms pursuant to which the Investing Funds may invest in the Vanguard Funds in reliance on the Rule and the Vanguard Funds, Distributor, or Broker may sell shares of the Vanguard Funds to the Investing Funds in reliance on the Rule.

1.	Terms of Investment

(a)                With respect to investments in Vanguard Funds that operate as exchange-traded funds (“Vanguard ETFs”), the Funds note that each Vanguard ETF is designed to accommodate large investments and redemptions, whether from Investing Funds or other investors. Creation and redemption orders for shares of the Vanguard ETFs can only be submitted by Brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Authorized Participant Agreement”) with the Vanguard ETFs’ distributor to transact in shares of the Vanguard ETFs. The Vanguard ETFs also have policies and procedures (the “Basket Policies”) that have been adopted pursuant to Rule 6c-11 under the 1940 Act, which govern creations and redemptions of the Vanguard ETFs’ shares. Any creation or redemption order submitted by an Investing Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Authorized Participant Agreement. The Basket Policies include provisions that govern in-kind creations and redemptions, as well as cash transactions. In any event, the Funds generally expect that the Investing Funds will transact in shares in the Vanguard ETFs on the secondary market rather than through direct creation and redemption transactions with the Vanguard ETF. The Funds believe that these material terms regarding an Investing Fund’s investment in shares of a Vanguard ETF should assist the Vanguard ETF’s investment adviser, the Vanguard Group Inc. (“Vanguard”), with making the required findings under the Rule.

(b)                In order to help reasonably address the risk of undue influence on a Vanguard Fund that operates as a mutual fund (“Vanguard Mutual Fund”) by an Investing Fund, and to assist Vanguard with making the required findings under the Rule, each Investing Fund and each Vanguard Mutual Fund agree as follows:

(i)       In-kind redemptions. The Investing Fund acknowledges and agrees that, if and to the extent consistent with the Vanguard Mutual Fund’s registration statement, as amended from time to time, the Vanguard Mutual Fund may honor any redemption request partially or wholly in-kind.

(ii)     Timing/advance notice of redemptions. The Investing Fund will use reasonable efforts to spread large redemption requests over multiple days or to provide advance notification of redemption requests to the Vanguard Mutual Fund(s).

(iii)    Scale of investment. Upon a reasonable request by a Vanguard Mutual Fund, the Investing Fund will provide summary information regarding the anticipated timeline of its investment in the Vanguard Mutual Fund and the scale of its contemplated investments in the Vanguard Mutual Fund.

(c)                 In order to assist the Investing Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in a Vanguard Fund, each Vanguard Fund shall provide each Investing Fund with information on the fees and expenses of the Vanguard Fund reasonably requested by the Investing Fund with reference to the Rule.

2.	Representations of the Vanguard Funds.

In connection with any investment by an Investing Fund in a Vanguard Fund in excess of the limitations in Section 12(d)(1)(A) or knowing sale of shares by a Vanguard Fund, Distributor, or Broker to an Investing Fund in excess of the limitations in Section 12(d)(1)(B), the Vanguard Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Vanguard Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Investing Fund if such Vanguard Fund fails to comply with the Rule with respect to an investment by the Investing Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Investing Funds.

(a)                In connection with any investment by an Investing Fund in a Vanguard Fund in excess of the limitations in Section 12(d)(1)(A) or knowing sale of Shares by a Vanguard Fund, Distributor, or Broker to an Investing Fund in excess of the limitations in Section 12(d)(1)(B), the Investing Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Investing Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Vanguard Fund if such Investing Fund fails to comply with the Rule with respect to its investment in such Vanguard Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)                Each Investing Fund agrees to provide the Vanguard Funds on an annual basis with a list of the Vanguard Funds that it invests in beyond the limitations in Section 12(d)(1)(A) in reliance on this Agreement.

4.	Indemnification.

(a)                Each Investing Fund, severally and not jointly, agrees to hold harmless, indemnify and defend the Vanguard Funds, including any principals, directors or trustees, officers, employees and agents (“Vanguard Agents”), against and from any and all losses, costs, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Vanguard Fund, including any Vanguard Agents, to the extent such Claims result from (i) a violation or alleged violation of any provision of this Agreement or (ii) a violation or alleged violation of the terms and conditions of the Rule, as applicable, in each case by the Investing Fund, its principals, directors or trustees, officers, employees, agents, advisers or if applicable, subadvisers.

(b)                The Vanguard Funds, severally and not jointly, agree to hold harmless, indemnify and defend each Investing Fund, including any principals, directors or trustees, officers, employees and agents (“Investing Fund Agents”), against and from any and all losses, costs, expenses or liabilities incurred by or Claims asserted against an Investing Fund, including any Investing Fund Agents, to the extent such Claims result from (i) a violation or alleged violation of any provision of this Agreement or (ii) a violation or alleged violation of the terms and conditions of the Rule, as applicable, in each case by the Vanguard Fund, its principals, directors or trustees, officers, employees, agents or advisers.

(c)                 Any indemnification pursuant to this Section shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending the applicable Claims. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Investing Funds or the Vanguard Funds that are involved in the matter in controversy and not to any other series.

5.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to an Investing Fund:	If to a Vanguard Fund:

Kristi Maher	ETF Counsel
First Trust Portfolios, L.P.	The Vanguard Group, Inc.
120 E. Liberty Drive, Suite 400	Legal Department, V26
Wheaton, IL 60187 Fax:	400 Devon Park Drive Wayne, PA 19087
Email: foflegal@ftportfolios.com	Fax: (610) 669-6600
Email: 12d1_Notices@vanguard.com

W. Scott Jardine, Esq.
First Trust Portfolios, L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
Email: foflegal@ftportfolios.com

6.	Term and Termination; Governing Law; Dispute Resolution

(a)                This Agreement shall be effective for the duration of the Vanguard Funds’ and the Investing Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b)                This Agreement shall continue, in its entirety or with respect to any particular Investing Fund or Vanguard Fund, until terminated in writing by any party upon 60 days’ written notice to the other parties. Upon termination of this Agreement, no Investing Fund may purchase additional shares of a Vanguard Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. Upon termination of this Agreement with respect to any particular Investing Fund or Vanguard Fund, the parties may not rely on the Rule with respect to any subsequent investment by such terminated Investing Fund in Shares of Vanguard Funds or subsequent investment in Shares of such terminated Vanguard Fund by Investing Funds.

(c)                 This Agreement will be governed by Pennsylvania law without regard to choice of law principles.

7.	Miscellaneous

(a)                This Agreement may not be assigned by either party without the prior written consent of the other. In the event either party assigns this Agreement to a third party as provided in this Section, such third party shall be bound by the terms and conditions of this Agreement applicable to the assigning party. Any assignment in contravention of this Section shall be null and void.

(b)                Except as expressly set forth herein, nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

(c)                 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Agreement shall become binding when any two or more counterparts thereof, individually or taken together, bear the signatures of both parties hereto. For purposes hereof, a facsimile or email copy of this Agreement, including the signature pages hereto, shall be deemed an original.

(d)                With the exception of Schedule A, which may be amended via email notification to the contact identified in Section 5 of this Agreement, no amendment, modification, or supplement of any provision of this Agreement will be valid or effective unless made in writing in the manner provided by Section 5 and signed by a duly authorized representative of each party.

First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange- Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each a "Trust") are each a Massachusetts business trust, and a copy of the Declaration of Trust of each Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Trust or an Investing Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Investing Fund

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Vanguard Funds

Name of Authorized Signer	Print	/s/ Michael Drayo
Title: Assistant Secretary	Michael Drayo	Signature

FT SERIES ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

BY: FIRST TRUST PORTFOLIOS L.P.

Name of Authorized Signer	Print:	/s/ James M. Dykas
Title: Chief Financial Officer	James M. Dykas	Signature

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

James M. Dykas	President and CEO	/s/ James M. Dykas
Name of Authorized Signer	Title	Signature

SCHEDULE A

List of Funds to Which the Agreement Applies

Investing Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

Vanguard Funds*

Vanguard Admiral Funds

Vanguard S&P 500 Value Index Fund

Vanguard S&P 500 Growth Index Fund

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard Bond Index Funds

Vanguard Short-Term Bond Index Fund

* This Agreement applies only to the ETF share class of each Vanguard Fund listed in Schedule A.

Vanguard Funds*

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

Vanguard Total Bond Market Index Fund

Vanguard Ultra-Short Bond ETF

Vanguard Charlotte Funds

Vanguard Total International Bond Index Fund

Vanguard Index Funds

Vanguard 500 Index Fund

Vanguard Extended Market Index Fund

Vanguard Growth Index Fund

Vanguard Large-Cap Index Fund

Vanguard Mid-Cap Growth Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Mid-Cap Value Index Fund

Vanguard Small-Cap Growth Index Fund

Vanguard Small-Cap Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Value Index Fund

Vanguard Total Stock Market Index Fund

Vanguard International Equity Index Funds

Vanguard Emerging Markets Stock Index Fund

Vanguard European Stock Index Fund

Vanguard FTSE All-World ex-US Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Total World Stock Index Fund

Vanguard FTSE All World ex-US Small-Cap Index Fund

Vanguard Global ex-U.S. Real Estate Index Fund

Vanguard Malvern Funds

Vanguard Short-Term Inflation-Protected Securities Index Fund

Vanguard Municipal Bond Funds

Vanguard Tax-Exempt Bond Index Fund

Vanguard Scottsdale Funds

Vanguard Short-Term Treasury Index Fund

Vanguard Intermediate-Term Treasury Index Fund

Vanguard Long-Term Treasury Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 1000 Growth Index Fund

Vanguard Russell 2000 Index Fund

Vanguard Russell 2000 Value Index Fund

Vanguard Russell 2000 Growth Index Fund

Vanguard Russell 3000 Index Fund

Vanguard Funds*

Vanguard Specialized Funds

Vanguard Dividend Appreciation Index Fund

Vanguard Real Estate Index Fund

Vanguard STAR Funds

Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds

Vanguard Developed Markets Index Fund

Vanguard Wellington Fund

Vanguard U.S. Liquidity Factor ETF

Vanguard U.S. Minimum Volatility ETF

Vanguard U.S. Momentum Factor ETF

Vanguard U.S. Multifactor ETF

Vanguard U.S. Quality Factor ETF

Vanguard U.S. Value Factor ETF

Vanguard Whitehall Funds

Vanguard High Divided Yield Index Fund

Vanguard Emerging Markets Government Bond Index Fund

Vanguard International Dividend Appreciation Index Fund

Vanguard International High Dividend Yield Index Fund

Vanguard World Fund

Vanguard Communication Services Index Fund

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard ESG International Stock ETF

Vanguard ESG U.S. Corporate Bond ETF

Vanguard ESG U.S. Stock ETF

Vanguard Extended Duration Treasury Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Utilities Index Fund